Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of EquiTrust Life Variable Account EquiTrust Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise EquiTrust Life Variable Account (the Separate Account), as of December 31, 2022, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

April 25, 2023

We have served as the Separate Account’s auditor since 1998.

A member firm of Ernst & Young Global Limited

Appendix:

Subaccounts comprising EquiTrust Life Variable Account

Subaccounts
Product A & B	Product C
American Century VP Capital Appreciation Fund	Calvert VP EAFE International Index Portfolio – Class F
American Century VP Inflation Protection Bond Fund	Calvert VP NASDAQ-100 Index Portfolio
American Century VP Mid Cap Value Fund	Calvert VP Russell 2000® Small Cap Index Portfolio – Class F
American Century VP Ultra® Fund	Calvert VP S&P MidCap 400 Index Portfolio – Class F
American Century VP Value Fund	Columbia VP Small Cap Value Fund – Class 2
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	DWS International Growth VIP – Class A
BNY Mellon VIF Appreciation Portfolio – Initial Shares	Federated Hermes Government Money Fund II – Service Shares
BNY Mellon VIF Growth & Income Portfolio – Initial Shares	Federated Hermes Managed Volatility Fund II – Primary Shares
BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares	Federated Hermes Quality Bond Fund II – Primary Shares
Calvert VP NASDAQ-100 Index Portfolio	Fidelity® VIP Contrafund® Portfolio – Service Class 2
Calvert VP Russell 2000® Small Cap Index Portfolio	Fidelity® VIP Growth Portfolio – Service Class 2
Calvert VP S&P MidCap 400 Index Portfolio	Fidelity® VIP High Income Portfolio – Service Class 2
Federated Hermes Government Money Fund II – Service Shares	Fidelity® VIP Index 500 Portfolio – Service Class 2
Federated Hermes Managed Volatility Fund II – Primary Shares	Fidelity® VIP Mid Cap Portfolio – Service Class 2
Federated Hermes Quality Bond Fund II – Primary Shares	Fidelity® VIP Real Estate Portfolio – Service Class 2
Fidelity® VIP Contrafund® Portfolio – Initial Class	Franklin Mutual Shares VIP Fund – Class 2
Fidelity® VIP Growth & Income Portfolio – Initial Class	Franklin Small Cap Value VIP Fund – Class 2
Fidelity® VIP Growth Portfolio – Initial Class	Franklin U.S. Government Securities VIP Fund – Class 2
Fidelity® VIP High Income Portfolio – Service Class 2	Templeton Global Bond VIP Fund – Class 2
Fidelity® VIP Index 500 Portfolio – Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity® VIP Mid Cap Portfolio – Service Class 2	T. Rowe Price International Stock Portfolio
Fidelity® VIP Overseas Portfolio – Initial Class
Franklin Global Real Estate VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Franklin Small Cap Value VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Franklin U.S. Government Securities VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
J.P. Morgan Ins. Trust Mid Cap Value Portfolio – Class 1
J.P. Morgan Ins. Trust Small Cap Core Portfolio – Class 1
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

2

EquiTrust Life Variable Account

Statements of Assets and Liabilities

December 31, 2022

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A & B
American Century VP Capital Appreciation Fund	$261,586	$261,586	$261,586	$316,316	22,168.35	6,359.52
American Century VP Inflation Protection Bond Fund	20,120	20,120	20,120	22,175	2,140.40	1,406.28
American Century VP Mid Cap Value Fund	8,362	8,362	8,362	7,864	395.37	231.58
American Century VP Ultra® Fund	240,003	240,003	240,003	232,328	12,409.66	5,587.43
American Century VP Value Fund	121,734	121,734	121,734	99,969	9,777.85	4,348.81
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	107,988	107,988	107,988	96,477	2,633.85	3,577.74
BNY Mellon VIF Appreciation Portfolio - Initial Shares	596,175	596,175	596,175	702,851	18,671.30	13,599.33
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	183,958	183,958	183,958	187,761	6,371.95	5,505.36
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	401,080	401,080	401,080	453,695	10,182.28	12,311.95
Calvert VP NASDAQ-100 Index Portfolio	424,816	424,816	424,816	290,776	4,566.94	7,001.60
Calvert VP Russell 2000® Small Cap Index Portfolio	171,805	171,805	171,805	190,235	2,487.05	4,459.65
Calvert VP S&P MidCap 400 Index Portfolio	169,180	169,180	169,180	165,004	1,551.25	3,214.52
Federated Hermes Government Money Fund II - Service Shares	248,949	248,949	248,949	248,949	248,949.16	26,363.99
Federated Hermes Managed Volatility Fund II - Primary Shares	634,747	634,747	634,747	760,025	75,029.15	36,682.11
Federated Hermes Quality Bond Fund II - Primary Shares	722,325	722,325	722,325	809,769	73,631.51	62,202.93
Fidelity® VIP Contrafund® Portfolio - Initial Class	721,394	721,394	721,394	693,403	19,044.20	13,309.14
Fidelity® VIP Growth & Income Portfolio - Initial Class	240,807	240,807	240,807	207,174	10,025.29	6,359.80
Fidelity® VIP Growth Portfolio - Initial Class	386,693	386,693	386,693	404,958	5,407.54	8,494.38
Fidelity® VIP High Income Portfolio - Service Class 2	394,271	394,271	394,271	482,554	93,651.01	14,914.31
Fidelity® VIP Index 500 Portfolio - Initial Class	656,372	656,372	656,372	395,842	1,751.35	15,859.53
Fidelity® VIP Mid Cap Portfolio - Service Class 2	481,004	481,004	481,004	508,676	15,416.80	8,265.02
Fidelity® VIP Overseas Portfolio - Initial Class	155,713	155,713	155,713	156,193	7,175.71	6,241.20
Franklin Global Real Estate VIP Fund - Class 2	195,991	195,991	195,991	247,929	16,910.38	10,687.52
Franklin Mutual Shares VIP Fund - Class 2	180,069	180,069	180,069	203,084	11,877.88	6,592.40
Franklin Small Cap Value VIP Fund - Class 2	268,337	268,337	268,337	306,594	21,415.55	5,440.48
Franklin Small-Mid Cap Growth VIP Fund - Class 2	179,573	179,573	179,573	261,793	17,085.95	5,278.65
Franklin U.S. Government Securities VIP Fund - Class 2	304,932	304,932	304,932	360,935	29,924.61	22,403.19
Templeton Growth VIP Fund - Class 2	145,113	145,113	145,113	168,790	14,171.23	7,336.16
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	372,128	372,128	372,128	378,395	35,678.60	6,240.28
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	159,745	159,745	159,745	182,662	8,894.46	3,888.01
T. Rowe Price All-Cap Opportunities Portfolio	353,446	353,446	353,446	402,496	12,332.38	6,208.72
T. Rowe Price Equity Income Portfolio	494,537	494,537	494,537	501,652	18,309.40	11,883.46

See accompanying notes, including note 6 which includes per unit information.

3

EquiTrust Life Variable Account

Statements of Assets and Liabilities (continued)

December 31, 2022

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
T. Rowe Price Mid-Cap Growth Portfolio	$272,707	$272,707	$272,707	$291,952	10,549.59	3,184.33
T. Rowe Price Moderate Allocation Portfolio	500,651	500,651	500,651	572,738	28,110.67	14,066.59
T. Rowe Price International Stock Portfolio	373,984	373,984	373,984	431,250	28,679.72	19,539.27
Product C
Calvert VP EAFE International Index Portfolio - Class F	$6,507	$6,507	$6,507	$7,009	78.36	736.30
Calvert VP NASDAQ-100 Index Portfolio	7,225	7,225	7,225	7,689	77.67	427.00
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	1,993	1,993	1,993	2,232	29.12	71.14
Calvert VP S&P MidCap 400 Index Portfolio - Class F	100,592	100,592	100,592	101,559	922.52	5,120.97
Columbia VP Small Cap Value Fund - Class 2	57,297	57,297	57,297	66,018	5,048.22	2,125.16
DWS International Growth VIP - Class A	646	646	646	693	49.21	38.44
Federated Hermes Government Money Fund II - Service Shares	2,046	2,046	2,046	2,046	2,046.39	195.65
Federated Hermes Managed Volatility Fund II - Primary Shares	188	188	188	224	22.18	15.22
Federated Hermes Quality Bond Fund II - Primary Shares	137,814	137,814	137,814	153,151	14,048.27	10,710.18
Fidelity® VIP Contrafund® Portfolio - Service Class 2	115,182	115,182	115,182	114,394	3,152.22	3,310.49
Fidelity® VIP Growth Portfolio - Service Class 2	113,994	113,994	113,994	125,118	1,645.65	2,634.58
Fidelity® VIP High Income Portfolio - Service Class 2	68,578	68,578	68,578	82,742	16,289.37	3,807.81
Fidelity® VIP Index 500 Portfolio - Service Class 2	13,392	13,392	13,392	11,332	36.22	344.17
Fidelity® VIP Mid Cap Portfolio - Service Class 2	63,810	63,810	63,810	67,077	2,045.19	2,075.59
Fidelity® VIP Real Estate Portfolio - Service Class 2	40,025	40,025	40,025	44,488	2,467.66	1,782.29
Franklin Mutual Shares VIP Fund - Class 2	141,174	141,174	141,174	159,262	9,312.27	8,345.62
Franklin Small Cap Value VIP Fund - Class 2	9,569	9,569	9,569	10,820	763.66	306.16
Franklin U.S. Government Securities VIP Fund - Class 2	135,452	135,452	135,452	158,158	13,292.66	10,950.81
Templeton Global Bond VIP Fund - Class 2	53,958	53,958	53,958	63,990	4,323.54	5,508.09
T. Rowe Price Equity Income Portfolio	25,956	25,956	25,956	25,937	960.98	829.34
T. Rowe Price International Stock Portfolio	168,355	168,355	168,355	194,078	12,910.62	10,368.57

See accompanying notes, including note 6 which includes per unit information.

4

EquiTrust Life Variable Account

Statements of Operations

Year Ended December 31, 2022

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Product A & B
American Century VP Capital Appreciation Fund	$-	$(2,612)	$(2,612)	$(3,932)	$42,387	$38,455	$(148,904)	$(113,061)
American Century VP Inflation Protection Bond Fund	1,189	(212)	977	(773)	129	(644)	(3,958)	(3,625)
American Century VP Mid Cap Value Fund	188	(74)	114	83	1,103	1,186	(1,483)	(183)
American Century VP Ultra® Fund	-	(2,521)	(2,521)	5,354	29,934	35,288	(153,080)	(120,313)
American Century VP Value Fund	2,601	(1,134)	1,467	10,180	10,646	20,826	(22,519)	(226)
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	374	(1,115)	(741)	761	9,071	9,832	(44,651)	(35,560)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,188	(5,593)	(1,405)	(270)	184,705	184,435	(325,228)	(142,198)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,538	(1,726)	(188)	2,562	38,532	41,094	(75,363)	(34,457)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	-	(3,867)	(3,867)	27,002	87,719	114,721	(198,523)	(87,669)
Calvert VP NASDAQ-100 Index Portfolio	928	(4,623)	(3,695)	25,508	23,995	49,503	(267,731)	(221,923)
Calvert VP Russell 2000® Small Cap Index Portfolio	1,519	(1,646)	(127)	914	19,067	19,981	(66,122)	(46,268)
Calvert VP S&P MidCap 400 Index Portfolio	1,774	(1,737)	37	8,478	20,074	28,552	(60,312)	(31,723)
Federated Hermes Government Money Fund II - Service Shares	2,836	(2,176)	660	-	-	-	-	660
Federated Hermes Managed Volatility Fund II - Primary Shares	12,235	(5,906)	6,329	(2,801)	153,399	150,598	(266,302)	(109,375)
Federated Hermes Quality Bond Fund II - Primary Shares	19,132	(6,650)	12,482	(6,678)	11,372	4,694	(99,258)	(82,082)
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,064	(7,269)	(3,205)	20,907	38,727	59,634	(337,429)	(281,000)
Fidelity® VIP Growth & Income Portfolio - Initial Class	4,077	(2,244)	1,833	3,899	4,907	8,806	(26,825)	(16,186)
Fidelity® VIP Growth Portfolio - Initial Class	2,751	(3,993)	(1,242)	17,764	33,191	50,955	(187,848)	(138,135)
Fidelity® VIP High Income Portfolio - Service Class 2	21,240	(3,718)	17,522	(8,114)	-	(8,114)	(66,628)	(57,220)
Fidelity® VIP Index 500 Portfolio - Initial Class	10,362	(6,378)	3,984	33,285	5,582	38,867	(201,588)	(158,737)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,356	(4,534)	(3,178)	5,987	34,535	40,522	(131,716)	(94,372)
Fidelity® VIP Overseas Portfolio - Initial Class	1,763	(1,509)	254	5,411	1,644	7,055	(63,565)	(56,256)
Franklin Global Real Estate VIP Fund - Class 2	5,316	(1,979)	3,337	(494)	15,890	15,396	(89,933)	(71,200)
Franklin Mutual Shares VIP Fund - Class 2	3,532	(1,709)	1,823	(6,443)	21,328	14,885	(34,226)	(17,518)
Franklin Small Cap Value VIP Fund - Class 2	2,691	(2,494)	197	(6,514)	50,785	44,271	(78,273)	(33,805)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(1,855)	(1,855)	(5,584)	54,463	48,879	(146,064)	(99,040)
Franklin U.S. Government Securities VIP Fund - Class 2	7,862	(2,937)	4,925	(6,329)	-	(6,329)	(36,194)	(37,598)
Templeton Growth VIP Fund - Class 2	238	(1,347)	(1,109)	(547)	-	(547)	(19,270)	(20,926)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	3,644	(3,462)	182	7,107	54,774	61,881	(100,243)	(38,180)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	755	(1,499)	(744)	2,455	35,086	37,541	(77,006)	(40,209)
T. Rowe Price All-Cap Opportunities Portfolio	-	(3,572)	(3,572)	4,043	19,683	23,726	(126,252)	(106,098)
T. Rowe Price Equity Income Portfolio	9,251	(4,382)	4,869	(590)	25,603	25,013	(51,564)	(21,682)

See accompanying notes.

5

EquiTrust Life Variable Account

Statements of Operations (continued)

Year Ended December 31, 2022

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
T. Rowe Price Mid-Cap Growth Portfolio	$-	$(2,574)	$(2,574)	$131	$8,510	$8,641	$(89,295)	$(83,228)
T. Rowe Price Moderate Allocation Portfolio	8,485	(4,881)	3,604	(6,006)	10,300	4,294	(129,803)	(121,905)
T. Rowe Price International Stock Portfolio	3,026	(3,423)	(397)	2,433	9,142	11,575	(83,656)	(72,478)
Product C
Calvert VP EAFE International Index Portfolio - Class F	$232	$-	$232	$(8)	$-	$(8)	$(1,334)	$(1,110)
Calvert VP NASDAQ-100 Index Portfolio	15	-	15	17	399	416	(3,904)	(3,473)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	17	-	17	3	219	222	(736)	(497)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	980	-	980	338	11,095	11,433	(27,981)	(15,568)
Columbia VP Small Cap Value Fund - Class 2	281	-	281	(976)	22,044	21,068	(26,988)	(5,639)
DWS International Growth VIP - Class A	7	-	7	13	9	22	(273)	(244)
Federated Hermes Government Money Fund II - Service Shares	23	-	23	-	-	-	-	23
Federated Hermes Managed Volatility Fund II - Primary Shares	3	-	3	(3)	43	40	(71)	(28)
Federated Hermes Quality Bond Fund II - Primary Shares	3,524	-	3,524	(800)	2,094	1,294	(18,739)	(13,921)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	338	-	338	1,155	6,283	7,438	(49,219)	(41,443)
Fidelity® VIP Growth Portfolio - Service Class 2	427	-	427	1,455	9,475	10,930	(48,693)	(37,336)
Fidelity® VIP High Income Portfolio - Service Class 2	3,689	-	3,689	(1,332)	-	(1,332)	(11,489)	(9,132)
Fidelity® VIP Index 500 Portfolio - Service Class 2	173	-	173	140	108	248	(3,401)	(2,980)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	180	-	180	489	4,459	4,948	(16,269)	(11,141)
Fidelity® VIP Real Estate Portfolio - Service Class 2	518	-	518	(11)	1,522	1,511	(18,184)	(16,155)
Franklin Mutual Shares VIP Fund - Class 2	2,691	-	2,691	(1,472)	16,251	14,779	(29,196)	(11,726)
Franklin Small Cap Value VIP Fund - Class 2	95	-	95	(65)	1,790	1,725	(2,876)	(1,056)
Franklin U.S. Government Securities VIP Fund - Class 2	3,252	-	3,252	(1,439)	-	(1,439)	(16,361)	(14,548)
Templeton Global Bond VIP Fund - Class 2	-	-	-	(1,835)	-	(1,835)	(991)	(2,826)
T. Rowe Price Equity Income Portfolio	496	-	496	134	1,341	1,475	(2,878)	(907)
T. Rowe Price International Stock Portfolio	1,360	-	1,360	(1,196)	4,108	2,912	(32,295)	(28,023)

See accompanying notes.

6

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Product A & B
American Century VP Capital Appreciation Fund	$397,333	$(2,612)	$38,455	$(148,904)	$(113,061)	$11,753	$(19,894)	$(3,834)	$(11,562)	$851	$(22,686)	$(135,747)	$261,586
American Century VP Inflation Protection Bond Fund	26,320	977	(644)	(3,958)	(3,625)	1,534	(3,863)	-	(459)	213	(2,575)	(6,200)	20,120
American Century VP Mid Cap Value Fund	8,535	114	1,186	(1,483)	(183)	1,035	-	-	(1,006)	(19)	10	(173)	8,362
American Century VP Ultra® Fund	369,165	(2,521)	35,288	(153,080)	(120,313)	7,184	-	(4,499)	(11,513)	(21)	(8,849)	(129,162)	240,003
American Century VP Value Fund	150,122	1,467	20,826	(22,519)	(226)	4,951	(7,318)	(7,270)	(6,131)	(12,394)	(28,162)	(28,388)	121,734
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	151,651	(741)	9,832	(44,651)	(35,560)	3,772	-	(32)	(5,855)	(5,988)	(8,103)	(43,663)	107,988
BNY Mellon VIF Appreciation Portfolio - Initial Shares	770,197	(1,405)	184,435	(325,228)	(142,198)	21,670	(14,983)	(10,567)	(23,976)	(3,968)	(31,824)	(174,022)	596,175
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	222,068	(188)	41,094	(75,363)	(34,457)	5,560	(2,089)	-	(7,270)	146	(3,653)	(38,110)	183,958
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	538,450	(3,867)	114,721	(198,523)	(87,669)	20,409	(53,218)	-	(18,009)	1,117	(49,701)	(137,370)	401,080
Calvert VP NASDAQ-100 Index Portfolio	675,550	(3,695)	49,503	(267,731)	(221,923)	6,430	(11,231)	(362)	(25,499)	1,851	(28,811)	(250,734)	424,816
Calvert VP Russell 2000® Small Cap Index Portfolio	220,644	(127)	19,981	(66,122)	(46,268)	9,243	(395)	(4,729)	(6,623)	(67)	(2,571)	(48,839)	171,805
Calvert VP S&P MidCap 400 Index Portfolio	231,900	37	28,552	(60,312)	(31,723)	5,933	(10,189)	(4,658)	(12,406)	(9,677)	(30,997)	(62,720)	169,180
Federated Hermes Government Money Fund II - Service Shares	238,504	660	-	-	660	22,351	(247)	-	(12,332)	13	9,785	10,445	248,949
Federated Hermes Managed Volatility Fund II - Primary Shares	789,294	6,329	150,598	(266,302)	(109,375)	39,648	(58,029)	-	(32,265)	5,474	(45,172)	(154,547)	634,747
Federated Hermes Quality Bond Fund II - Primary Shares	822,868	12,482	4,694	(99,258)	(82,082)	44,979	(34,115)	(3,578)	(39,459)	13,712	(18,461)	(100,543)	722,325
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,076,382	(3,205)	59,634	(337,429)	(281,000)	25,443	(47,965)	(15,157)	(36,133)	(176)	(73,988)	(354,988)	721,394

See accompanying notes.

7

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Growth & Income Portfolio - Initial Class	$272,141	$1,833	$8,806	$(26,825)	$(16,186)	$10,532	$(7,889)	$(5,510)	$(13,096)	$815	$(15,148)	$(31,334)	$240,807
Fidelity® VIP Growth Portfolio -Initial Class	561,301	(1,242)	50,955	(187,848)	(138,135)	12,039	(35,818)	-	(14,171)	1,477	(36,473)	(174,608)	386,693
Fidelity® VIP High Income Portfolio - Service Class 2	465,762	17,522	(8,114)	(66,628)	(57,220)	22,400	(12,331)	(2,343)	(19,218)	(2,779)	(14,271)	(71,491)	394,271
Fidelity® VIP Index 500 Portfolio -Initial Class	845,897	3,984	38,867	(201,588)	(158,737)	19,534	(28,697)	(1,094)	(23,553)	3,022	(30,788)	(189,525)	656,372
Fidelity® VIP Mid Cap Portfolio -Service Class 2	605,076	(3,178)	40,522	(131,716)	(94,372)	19,733	(18,962)	(11,049)	(21,227)	1,805	(29,700)	(124,072)	481,004
Fidelity® VIP Overseas Portfolio -Initial Class	229,891	254	7,055	(63,565)	(56,256)	9,854	(18,832)	(372)	(8,374)	(198)	(17,922)	(74,178)	155,713
Franklin Global Real Estate VIP Fund - Class 2	264,787	3,337	15,396	(89,933)	(71,200)	15,175	(203)	(64)	(12,311)	(193)	2,404	(68,796)	195,991
Franklin Mutual Shares VIP Fund -Class 2	220,834	1,823	14,885	(34,226)	(17,518)	9,748	(14,127)	(7,782)	(7,507)	(3,579)	(23,247)	(40,765)	180,069
Franklin Small Cap Value VIP Fund - Class 2	357,761	197	44,271	(78,273)	(33,805)	12,320	(55,768)	(2,234)	(12,007)	2,070	(55,619)	(89,424)	268,337
Franklin Small-Mid Cap Growth VIP Fund - Class 2	292,713	(1,855)	48,879	(146,064)	(99,040)	9,203	(14,429)	(6,643)	(9,250)	7,019	(14,100)	(113,140)	179,573
Franklin U.S. Government Securities VIP Fund - Class 2	362,792	4,925	(6,329)	(36,194)	(37,598)	16,833	(14,613)	(2,258)	(16,977)	(3,247)	(20,262)	(57,860)	304,932
Templeton Growth VIP Fund -Class 2	167,976	(1,109)	(547)	(19,270)	(20,926)	9,866	(5,279)	-	(6,603)	79	(1,937)	(22,863)	145,113
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	442,275	182	61,881	(100,243)	(38,180)	15,282	(15,462)	(12,830)	(17,038)	(1,919)	(31,967)	(70,147)	372,128
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	198,765	(744)	37,541	(77,006)	(40,209)	5,357	(3,625)	-	(6,644)	6,101	1,189	(39,020)	159,745
T. Rowe Price All-Cap Opportunities Portfolio	486,425	(3,572)	23,726	(126,252)	(106,098)	9,532	-	(4,515)	(14,594)	(17,304)	(26,881)	(132,979)	353,446
T. Rowe Price Equity Income Portfolio	507,472	4,869	25,013	(51,564)	(21,682)	19,939	-	-	(22,343)	11,151	8,747	(12,935)	494,537

See accompanying notes.

8

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
T. Rowe Price Mid-Cap Growth Portfolio	$357,746	$(2,574)	$8,641	$(89,295)	$(83,228)	$7,181	$-	$-	$(8,992)	$-	$(1,811)	$(85,039)	$272,707
T. Rowe Price Moderate Allocation Portfolio	647,278	3,604	4,294	(129,803)	(121,905)	30,471	(22,473)	(593)	(25,880)	(6,247)	(24,722)	(146,627)	500,651
T. Rowe Price International Stock Portfolio	451,436	(397)	11,575	(83,656)	(72,478)	19,626	(16,362)	(12,918)	(17,139)	21,819	(4,974)	(77,452)	373,984
Product C
Calvert VP EAFE International Index Portfolio - Class F	$7,477	$232	$(8)	$(1,334)	$(1,110)	$239	$-	$-	$(99)	$-	$140	$(970)	$6,507
Calvert VP NASDAQ-100 Index Portfolio	10,586	15	416	(3,904)	(3,473)	238	-	-	(126)	-	112	(3,361)	7,225
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,374	17	222	(736)	(497)	151	-	-	(35)	-	116	(381)	1,993
Calvert VP S&P MidCap 400 Index Portfolio - Class F	113,693	980	11,433	(27,981)	(15,568)	7,858	-	-	(5,531)	140	2,467	(13,101)	100,592
Columbia VP Small Cap Value Fund - Class 2	61,791	281	21,068	(26,988)	(5,639)	4,524	-	-	(3,107)	(272)	1,145	(4,494)	57,297
DWS International Growth VIP -Class A	849	7	22	(273)	(244)	104	-	-	(63)	-	41	(203)	646
Federated Hermes Government Money Fund II - Service Shares	1,890	23	-	-	23	270	-	-	(137)	-	133	156	2,046
Federated Hermes Managed Volatility Fund II - Primary Shares	204	3	40	(71)	(28)	30	-	-	(18)	-	12	(16)	188
Federated Hermes Quality Bond Fund II - Primary Shares	148,889	3,524	1,294	(18,739)	(13,921)	12,112	-	-	(7,679)	(1,587)	2,846	(11,075)	137,814
Fidelity® VIP Contrafund® Portfolio - Service Class 2	155,399	338	7,438	(49,219)	(41,443)	9,350	-	-	(6,474)	(1,650)	1,226	(40,217)	115,182
Fidelity® VIP Growth Portfolio - Service Class 2	150,245	427	10,930	(48,693)	(37,336)	8,926	-	-	(6,102)	(1,739)	1,085	(36,251)	113,994
Fidelity® VIP High Income Portfolio - Service Class 2	77,898	3,689	(1,332)	(11,489)	(9,132)	5,675	-	-	(3,669)	(2,194)	(188)	(9,320)	68,578
Fidelity® VIP Index 500 Portfolio - Service Class 2	16,066	173	248	(3,401)	(2,980)	614	-	-	(308)	-	306	(2,674)	13,392

See accompanying notes.

9

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$73,695	$180	$4,948	$(16,269)	$(11,141)	$4,461	$-	$-	$(2,882)	$(323)	$1,256	$(9,885)	$63,810
Fidelity® VIP Real Estate Portfolio - Service Class 2	60,821	518	1,511	(18,184)	(16,155)	3,731	-	-	(2,501)	(5,871)	(4,641)	(20,796)	40,025
Franklin Mutual Shares VIP Fund - Class 2	156,847	2,691	14,779	(29,196)	(11,726)	12,159	-	-	(8,808)	(7,298)	(3,947)	(15,673)	141,174
Franklin Small Cap Value VIP Fund - Class 2	10,428	95	1,725	(2,876)	(1,056)	390	-	-	(193)	-	197	(859)	9,569
Franklin U.S. Government Securities VIP Fund - Class 2	147,520	3,252	(1,439)	(16,361)	(14,548)	12,044	-	-	(7,677)	(1,887)	2,480	(12,068)	135,452
Templeton Global Bond VIP Fund - Class 2	56,904	-	(1,835)	(991)	(2,826)	5,056	-	-	(3,393)	(1,783)	(120)	(2,946)	53,958
T. Rowe Price Equity Income Portfolio	28,645	496	1,475	(2,878)	(907)	1,260	-	-	(546)	(2,496)	(1,782)	(2,689)	25,956
T. Rowe Price International Stock Portfolio	175,110	1,360	2,912	(32,295)	(28,023)	13,074	-	-	(8,579)	16,773	21,268	(6,755)	168,355

See accompanying notes.

10

EquiTrust Life Variable Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Product A & B
American Century VP Capital Appreciation Fund	$376,121	$(3,492)	$58,223	$(17,949)	$36,782	$12,753	$(24,025)	$-	$(12,550)	$8,252	$(15,570)	$21,212	$397,333
American Century VP Inflation Protection Bond Fund	28,246	615	(483)	1,133	1,265	1,865	(4,580)	-	(476)	-	(3,191)	(1,926)	26,320
American Century VP Mid Cap Value Fund	7,228	23	252	1,322	1,597	1,035	(359)	-	(950)	(16)	(290)	1,307	8,535
American Century VP Ultra® Fund	346,594	(3,286)	64,857	11,603	73,174	10,279	(53,062)	-	(11,711)	3,891	(50,603)	22,571	369,165
American Century VP Value Fund	141,474	1,251	14,322	17,099	32,672	5,721	(6,431)	-	(5,970)	(17,344)	(24,024)	8,648	150,122
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	122,811	(410)	4,212	27,360	31,162	3,916	-	(135)	(6,103)	-	(2,322)	28,840	151,651
BNY Mellon VIF Appreciation Portfolio - Initial Shares	666,273	(3,428)	84,673	88,443	169,688	21,536	(58,036)	(935)	(24,161)	(4,168)	(65,764)	103,924	770,197
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	181,731	(870)	17,306	27,974	44,410	5,672	(3,036)	-	(6,709)	-	(4,073)	40,337	222,068
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	487,117	(4,246)	23,270	55,417	74,441	18,919	(24,998)	(1,446)	(17,686)	2,103	(23,108)	51,333	538,450
Calvert VP NASDAQ-100 Index Portfolio	604,835	(3,998)	99,046	50,835	145,883	7,943	(54,626)	(141)	(23,421)	(4,923)	(75,168)	70,715	675,550
Calvert VP Russell 2000® Small Cap Index Portfolio	192,175	(293)	7,843	18,161	25,711	9,981	-	(572)	(6,488)	(163)	2,758	28,469	220,644
Calvert VP S&P MidCap 400 Index Portfolio	192,287	(111)	12,149	32,267	44,305	6,515	-	(2,980)	(11,562)	3,335	(4,692)	39,613	231,900
Federated Hermes Government Money Fund II - Service Shares	232,091	(2,100)	-	-	(2,100)	22,148	(3,748)	-	(9,828)	(59)	8,513	6,413	238,504
Federated Hermes Managed Volatility Fund II - Primary Shares	674,552	6,327	(2,596)	113,803	117,534	39,421	(8,259)	-	(28,708)	(5,246)	(2,792)	114,742	789,294
Federated Hermes Quality Bond Fund II - Primary Shares	819,344	12,652	7,376	(38,974)	(18,946)	46,644	(15,727)	-	(38,254)	29,807	22,470	3,524	822,868
Fidelity® VIP Contrafund® Portfolio - Initial Class	930,603	(8,329)	159,423	83,561	234,655	29,419	(78,097)	(1,639)	(38,783)	224	(88,876)	145,779	1,076,382

See accompanying notes.

11

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Growth & Income Portfolio - Initial Class	$242,060	$4,191	$24,006	$29,471	$57,668	$13,103	$(31,291)	$-	$(12,479)	$3,080	$(27,587)	$30,081	$272,141
Fidelity® VIP Growth Portfolio - Initial Class	492,960	(4,794)	141,553	(31,195)	105,564	13,925	(36,524)	(603)	(14,295)	274	(37,223)	68,341	561,301
Fidelity® VIP High Income Portfolio - Service Class 2	443,175	20,257	(4,527)	(905)	14,825	23,598	(18,516)	(1,538)	(17,691)	21,909	7,762	22,587	465,762
Fidelity® VIP Index 500 Portfolio - Initial Class	706,548	2,666	60,380	127,055	190,101	21,520	(47,603)	(1,467)	(22,078)	(1,124)	(50,752)	139,349	845,897
Fidelity® VIP Mid Cap Portfolio - Service Class 2	602,849	(3,521)	127,314	10,704	134,497	22,221	(102,481)	(4,120)	(23,411)	(24,479)	(132,270)	2,227	605,076
Fidelity® VIP Overseas Portfolio - Initial Class	209,345	(819)	24,150	14,144	37,475	10,145	(16,099)	(1,241)	(9,662)	(72)	(16,929)	20,546	229,891
Franklin Global Real Estate VIP Fund - Class 2	220,656	(22)	7,067	47,830	54,875	13,576	(5,308)	(2,465)	(11,163)	(5,384)	(10,744)	44,131	264,787
Franklin Mutual Shares VIP Fund - Class 2	190,226	4,359	(1,481)	31,689	34,567	10,305	(2,871)	-	(7,334)	(4,059)	(3,959)	30,608	220,834
Franklin Small Cap Value VIP Fund - Class 2	296,054	353	3,781	67,727	71,861	11,066	(619)	(782)	(11,152)	(8,667)	(10,154)	61,707	357,761
Franklin Small-Mid Cap Growth VIP Fund - Class 2	277,804	(2,613)	37,692	(10,856)	24,223	9,546	(8,167)	(1,296)	(11,390)	1,993	(9,314)	14,909	292,713
Franklin U.S. Government Securities VIP Fund - Class 2	331,133	5,751	(2,003)	(13,344)	(9,596)	17,666	(15,398)	(163)	(15,253)	54,403	41,255	31,659	362,792
Templeton Growth VIP Fund - Class 2	172,031	375	1,414	4,538	6,327	9,104	(12,297)	(392)	(6,989)	192	(10,382)	(4,055)	167,976
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	367,757	(79)	37,164	67,834	104,919	17,353	(9,332)	(748)	(15,504)	(22,170)	(30,401)	74,518	442,275
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	170,690	(750)	10,115	24,809	34,174	5,729	(4,731)	-	(6,949)	(148)	(6,099)	28,075	198,765
T. Rowe Price All-Cap Opportunities Portfolio	444,816	(4,296)	115,390	(25,817)	85,277	11,472	(34,602)	(9,604)	(14,486)	3,552	(43,668)	41,609	486,425
T. Rowe Price Equity Income Portfolio	451,758	3,516	41,577	62,420	107,513	19,814	(49,072)	(734)	(20,436)	(1,371)	(51,799)	55,714	507,472

See accompanying notes.

12

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
T. Rowe Price Mid-Cap Growth Portfolio	$377,621	$(3,583)	$56,588	$(3,361)	$49,644	$7,914	$(66,457)	$(538)	$(10,289)	$(149)	$(69,519)	$(19,875)	$357,746
T. Rowe Price Moderate Allocation Portfolio	597,633	557	62,948	(9,671)	53,834	30,649	(7,026)	(3,696)	(26,323)	2,207	(4,189)	49,645	647,278
T. Rowe Price International Stock Portfolio	453,651	(1,440)	38,363	(35,112)	1,811	19,646	(6,974)	-	(17,661)	963	(4,026)	(2,215)	451,436
Product C
Calvert VP EAFE International Index Portfolio - Class F	$6,591	$129	$13	$561	$703	$320	$-	$-	$(137)	$-	$183	$886	$7,477
Calvert VP NASDAQ-100 Index Portfolio	8,218	26	573	1,625	2,224	320	-	-	(176)	-	144	2,368	10,586
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	2,003	18	81	189	288	138	-	-	(55)	-	83	371	2,374
Calvert VP S&P MidCap 400 Index Portfolio - Class F	109,149	894	9,007	15,822	25,723	7,897	-	-	(6,509)	(22,567)	(21,179)	4,544	113,693
Columbia VP Small Cap Value Fund - Class 2	67,171	299	5,022	14,385	19,706	4,550	-	-	(3,852)	(25,784)	(25,086)	(5,380)	61,791
DWS International Growth VIP - Class A	765	3	43	16	62	104	-	-	(82)	-	22	84	849
Federated Hermes Government Money Fund II - Service Shares	1,690	-	-	-	-	333	-	-	(133)	-	200	200	1,890
Federated Hermes Managed Volatility Fund II - Primary Shares	162	3	4	24	31	30	-	-	(19)	-	11	42	204
Federated Hermes Quality Bond Fund II - Primary Shares	117,908	2,914	999	(5,708)	(1,795)	12,531	-	-	(8,278)	28,523	32,776	30,981	148,889
Fidelity® VIP Contrafund® Portfolio - Service Class 2	120,837	36	19,524	13,718	33,278	9,458	-	-	(7,592)	(582)	1,284	34,562	155,399
Fidelity® VIP Growth Portfolio -Service Class 2	129,717	-	36,159	(7,705)	28,454	9,080	-	-	(7,406)	(9,600)	(7,926)	20,528	150,245
Fidelity® VIP High Income Portfolio - Service Class 2	62,720	3,929	(283)	(646)	3,000	5,880	-	-	(3,997)	10,295	12,178	15,178	77,898
Fidelity® VIP Index 500 Portfolio - Service Class 2	12,258	150	294	3,050	3,494	677	-	-	(363)	-	314	3,808	16,066

See accompanying notes.

13

EquiTrust Life Variable Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$69,750	$250	$15,174	$1,399	$16,823	$4,612	$-	$-	$(3,537)	$(13,953)	$(12,878)	$3,945	$73,695
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,280	497	395	15,613	16,505	3,733	-	-	(2,886)	2,189	3,036	19,541	60,821
Franklin Mutual Shares VIP Fund - Class 2	140,462	4,357	(1,864)	24,448	26,941	12,139	-	-	(9,751)	(12,944)	(10,556)	16,385	156,847
Franklin Small Cap Value VIP Fund - Class 2	8,129	99	261	1,711	2,071	459	-	-	(231)	-	228	2,299	10,428
Franklin U.S. Government Securities VIP Fund - Class 2	109,963	3,534	(442)	(5,462)	(2,370)	12,475	-	-	(8,093)	35,545	39,927	37,557	147,520
Templeton Global Bond VIP Fund - Class 2	42,910	-	(916)	(1,732)	(2,648)	5,153	-	-	(3,444)	14,933	16,642	13,994	56,904
T. Rowe Price Equity Income Portfolio	23,663	421	2,455	3,163	6,039	1,336	-	-	(710)	(1,683)	(1,057)	4,982	28,645
T. Rowe Price International Stock Portfolio	174,083	1,063	13,836	(12,377)	2,522	13,208	-	-	(10,053)	(4,650)	(1,495)	1,027	175,110

See accompanying notes.

14

EquiTrust Life Variable Account

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company). The Account is a funding vehicle for flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B) and variable universal life insurance policies (Product C) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

The assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund	A & B
American Century VP Inflation Protection Bond Fund	A & B
American Century VP Mid Cap Value Fund	A & B
American Century VP Ultra® Fund	A & B
American Century VP Value Fund	A & B
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	A & B
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A & B
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A & B
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	A & B
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio - Class F	C
Calvert VP NASDAQ-100 Index Portfolio	A, B & C
Calvert VP Russell 2000® Small Cap Index Portfolio	A & B
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	C
Calvert VP S&P MidCap 400 Index Portfolio	A & B
Calvert VP S&P MidCap 400 Index Portfolio - Class F	C
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1 (1)	C
Columbia VP Select Mid Cap Value Fund - Class 1 (1)	C
Columbia VP Small Cap Value Fund - Class 2	C
Columbia VP Small Company Growth Fund - Class 2 (1)	C
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A (1)	C

15

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Deutsche DWS Variable Series II
DWS International Growth VIP - Class A	C
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B & C
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B & C
Federated Hermes Quality Bond Fund II - Primary Shares	A, B & C
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A & B
Fidelity® VIP Contrafund® Portfolio - Service Class 2	C
Fidelity® VIP Growth & Income Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Initial Class	A & B
Fidelity® VIP Growth Portfolio - Service Class 2	C
Fidelity® VIP High Income Portfolio - Service Class 2	A, B & C
Fidelity® VIP Index 500 Portfolio - Initial Class	A & B
Fidelity® VIP Index 500 Portfolio - Service Class 2	C
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B & C
Fidelity® VIP Overseas Portfolio - Initial Class	A & B
Fidelity® VIP Real Estate Portfolio - Service Class 2	C
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A & B
Franklin Mutual Shares VIP Fund - Class 2	A, B & C
Franklin Small Cap Value VIP Fund - Class 2	A, B & C
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A & B
Franklin U.S. Government Securities VIP Fund - Class 2	A, B & C
Templeton Global Bond VIP Fund - Class 2	C
Templeton Growth VIP Fund - Class 2	A & B
J.P. Morgan Insurance Trust
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	A & B
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2 (1)	C
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio (1)	A, B & C
T. Rowe Price Equity Income Portfolio	A & B
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio (1)	A, B & C
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B & C

16

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(1)	Product C subaccount was inactive during 2022 and 2021; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2022, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of the Account for Product A and B, included in the Statements of Operations. Product C assesses a monthly risk charge at a rate of 0.12% based on the accumulated value of the policy for the first ten policy years, then 0.03% monthly thereafter, included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for each premium up to the target premium and 7% of each premium over the target premium for Product A. (Product A policies issued prior to May 1, 2006, the premium expense charge is 7% of each premium up to the target premium, as defined in the prospectus, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined in the prospectus and 2% for each premium over the target premium for Product B. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions. Product C is not assessed a premium expense charge.

17

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, and $10 for Product A, B and C, respectively, is deducted monthly for the administration of policies and the Account. (Product A policies purchased prior to May 1, 2006, a $5 expense charge is deducted monthly for administration of policies and the Account.) The policy expense charge assessed on Product C is deducted monthly for the first ten policy years.

Product B applies an additional monthly charge of $.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product C applies an additional monthly charge per $1,000 (determined by the Specified Amount and age of the insured) of the Specified Amount or increase in the Specified Amount for the first ten policy years.

The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 for Product A and B and $10 for Product C) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first ten years of the policy or within ten years following an increase in minimum death benefit for Products A and B and applicable for all full policy surrenders or lapses in the first fifteen years of the policy or within fifteen years following an increase in minimum death benefit for Product C. This surrender charge is based on a number of variables as described in the Account’s prospectus.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

18

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2022:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$48,934	$31,845
American Century VP Inflation Protection Bond Fund	2,794	4,263
American Century VP Mid Cap Value Fund	2,111	884
American Century VP Ultra® Fund	33,525	14,961
American Century VP Value Fund	15,889	31,938

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	12,237	12,010

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	198,138	46,662
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	42,665	7,974
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	98,649	64,498

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	28,298	36,809
Calvert VP Russell 2000® Small Cap Index Portfolio	27,649	11,280
Calvert VP S&P MidCap 400 Index Portfolio	25,109	35,995

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	17,573	7,128
Federated Hermes Managed Volatility Fund II - Primary Shares	191,610	77,054
Federated Hermes Quality Bond Fund II - Primary Shares	69,567	64,174

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	54,208	92,674
Fidelity® VIP Growth & Income Portfolio - Initial Class	14,803	23,211
Fidelity® VIP Growth Portfolio - Initial Class	43,063	47,587
Fidelity® VIP High Income Portfolio - Service Class 2	34,923	31,672
Fidelity® VIP Index 500 Portfolio - Initial Class	28,416	49,638
Fidelity® VIP Mid Cap Portfolio - Service Class 2	47,324	45,667
Fidelity® VIP Overseas Portfolio - Initial Class	9,963	25,987

19

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$30,900	$9,269
Franklin Mutual Shares VIP Fund - Class 2	31,101	31,197
Franklin Small Cap Value VIP Fund - Class 2	62,011	66,648
Franklin Small-Mid Cap Growth VIP Fund - Class 2	65,793	27,285
Franklin U.S. Government Securities VIP Fund - Class 2	16,310	31,647
Templeton Growth VIP Fund - Class 2	7,313	10,359

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	73,282	50,293
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	45,435	9,904

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	26,105	36,875
T. Rowe Price Equity Income Portfolio	58,786	19,567
T. Rowe Price Mid-Cap Growth Portfolio	12,062	7,937
T. Rowe Price Moderate Allocation Portfolio	36,696	47,514

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	46,844	43,073

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	$471	$99
Calvert VP NASDAQ-100 Index Portfolio	652	126
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	396	44
Calvert VP S&P MidCap 400 Index Portfolio - Class F	19,395	4,853

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	26,108	2,638

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	120	63

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	293	137
Federated Hermes Managed Volatility Fund II - Primary Shares	76	18
Federated Hermes Quality Bond Fund II - Primary Shares	15,652	7,188

20

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$14,101	$6,254
Fidelity® VIP Growth Portfolio - Service Class 2	17,042	6,055
Fidelity® VIP High Income Portfolio - Service Class 2	8,319	4,818
Fidelity® VIP Index 500 Portfolio - Service Class 2	884	297
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,350	2,455
Fidelity® VIP Real Estate Portfolio - Service Class 2	5,095	7,696

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	28,685	13,690
Franklin Small Cap Value VIP Fund - Class 2	2,262	180
Franklin U.S. Government Securities VIP Fund - Class 2	13,214	7,482
Templeton Global Bond VIP Fund - Class 2	4,140	4,260

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	2,968	2,913

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	34,257	7,521

21

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2022 and 2021:

	Period Ended December 31,
	2022			2021
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Products A & B:
American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	172	694	(522)	282	577	(295)
American Century VP Inflation Protection Bond Fund	97	280	(183)	112	324	(212)
American Century VP Mid Cap Value Fund	24	23	1	23	31	(8)
American Century VP Ultra® Fund	85	258	(173)	195	1,036	(841)
American Century VP Value Fund	107	1,102	(995)	260	1,131	(871)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	92	345	(253)	93	157	(64)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	245	913	(668)	309	1,592	(1,283)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	88	194	(106)	94	200	(106)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	356	1,703	(1,347)	423	1,027	(604)

Calvert Variable Products, Inc.:
Calvert VP NASDAQ-100 Index Portfolio	62	493	(431)	88	1,023	(935)
Calvert VP Russell 2000® Small Cap Index Portfolio	189	241	(52)	229	177	52
Calvert VP S&P MidCap 400 Index Portfolio	68	638	(570)	135	220	(85)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,693	652	1,041	1,705	805	900
Federated Hermes Managed Volatility Fund II - Primary Shares	1,594	3,901	(2,307)	1,409	1,557	(148)
Federated Hermes Quality Bond Fund II - Primary Shares	3,499	5,012	(1,513)	5,262	3,545	1,717

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	228	1,422	(1,194)	338	1,721	(1,383)
Fidelity® VIP Growth & Income Portfolio - Initial Class	172	583	(411)	343	1,090	(747)
Fidelity® VIP Growth Portfolio - Initial Class	168	906	(738)	175	844	(669)
Fidelity® VIP High Income Portfolio - Service Class 2	553	1,062	(509)	1,379	1,124	255
Fidelity® VIP Index 500 Portfolio - Initial Class	327	1,035	(708)	457	1,523	(1,066)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	216	713	(497)	286	2,366	(2,080)
Fidelity® VIP Overseas Portfolio - Initial Class	274	929	(655)	248	802	(554)

22

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2022			2021
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	506	399	107	436	935	(499)
Franklin Mutual Shares VIP Fund - Class 2	247	1,072	(825)	369	498	(129)
Franklin Small Cap Value VIP Fund - Class 2	185	1,210	(1,025)	159	342	(183)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	324	700	(376)	219	415	(196)
Franklin U.S. Government Securities VIP Fund - Class 2	675	2,113	(1,438)	4,133	1,464	2,669
Templeton Growth VIP Fund - Class 2	373	485	(112)	446	926	(480)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	262	773	(511)	301	776	(475)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	230	209	21	77	205	(128)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	120	558	(438)	181	811	(630)
T. Rowe Price Equity Income Portfolio	597	396	201	285	1,543	(1,258)
T. Rowe Price Mid-Cap Growth Portfolio	47	68	(21)	40	686	(646)
T. Rowe Price Moderate Allocation Portfolio	523	1,179	(656)	487	592	(105)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	1,856	1,996	(140)	873	1,052	(179)

Product C:
Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	26	11	15	31	14	17
Calvert VP NASDAQ-100 Index Portfolio	13	7	6	14	8	6
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	5	1	4	4	2	2
Calvert VP S&P MidCap 400 Index Portfolio - Class F	358	243	115	277	1,239	(962)

Columbia Variable Products, Inc.:
Columbia VP Small Cap Value Fund - Class 2	136	97	39	120	955	(835)

Deutsche DWS Variable Series II:
DWS International Growth VIP - Class A	6	4	2	5	4	1

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	26	13	13	33	13	20
Federated Hermes Managed Volatility Fund II - Primary Shares	2	1	1	2	1	1
Federated Hermes Quality Bond Fund II - Primary Shares	761	549	212	2,724	423	2,301
23

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2022			2021
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	194	167	27	168	140	28
Fidelity® VIP Growth Portfolio - Service Class 2	148	130	18	128	288	(160)
Fidelity® VIP High Income Portfolio - Service Class 2	248	260	(12)	748	136	612
Fidelity® VIP Index 500 Portfolio - Service Class 2	14	7	7	17	9	8
Fidelity® VIP Mid Cap Portfolio - Service Class 2	117	79	38	105	484	(379)
Fidelity® VIP Real Estate Portfolio - Service Class 2	117	293	(176)	193	78	115

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	562	799	(237)	538	1,115	(577)
Franklin Small Cap Value VIP Fund - Class 2	12	6	6	14	7	7
Franklin U.S. Government Securities VIP Fund - Class 2	776	588	188	3,310	424	2,886
Templeton Global Bond VIP Fund - Class 2	421	434	(13)	1,799	234	1,565

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	35	91	(56)	37	70	(33)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	1,749	459	1,290	506	572	(66)

24

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2022, 2021, 2020, 2019 and 2018, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Products A and B:
American Century VP Capital Appreciation Fund:
2022	6,360	$41.13	$261,586	-%	0.90%	(28.75)%
2021	6,882	57.73	397,333	-	0.90	10.17
2020	7,177	52.40	376,121	-	0.90	41.16
2019	7,429	37.12	275,752	-	0.90	34.35
2018	7,489	27.63	206,891	-	0.90	(6.02)
American Century VP Inflation Protection Bond Fund:
2022	1,406	14.31	20,120	5.00	0.90	(13.64)
2021	1,589	16.57	26,320	3.32	0.90	5.68
2020	1,801	15.68	28,246	1.64	0.90	8.81
2019	1,713	14.41	24,687	2.59	0.90	8.18
2018	1,618	13.32	21,544	3.13	0.90	(3.41)
American Century VP Mid Cap Value Fund:
2022	232	36.11	8,362	2.25	0.90	(2.06)
2021	231	36.87	8,535	1.16	0.90	22.09
2020	239	30.20	7,228	1.89	0.90	0.30
2019	197	30.11	5,935	2.05	0.90	28.02
2018	195	23.52	4,575	1.41	0.90	(13.62)
American Century VP Ultra® Fund:
2022	5,587	42.95	240,003	-	0.90	(32.98)
2021	5,760	64.09	369,165	-	0.90	22.08
2020	6,601	52.50	346,594	-	0.90	48.51
2019	6,075	35.35	214,792	-	0.90	33.35
2018	5,779	26.51	153,165	0.25	0.90	(0.11)
American Century VP Value Fund:
2022	4,349	27.99	121,734	2.05	0.90	(0.36)
2021	5,344	28.09	150,122	1.73	0.90	23.42
2020	6,215	22.76	141,474	2.44	0.90	0.04
2019	5,660	22.75	128,746	2.12	0.90	25.90
2018	5,798	18.07	104,757	1.64	0.90	(9.97)
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2022	3,578	30.18	107,988	0.30	0.90	(23.75)
2021	3,831	39.58	151,651	0.60	0.90	25.53
2020	3,895	31.53	122,811	0.94	0.90	22.78
2019	4,297	25.68	110,369	1.26	0.90	32.78
2018	5,222	19.34	100,987	1.50	0.90	(5.47)

25

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2022	13,599	$43.84	$596,175	0.67%	0.90%	(18.78)%
2021	14,267	53.98	770,197	0.43	0.90	26.00
2020	15,550	42.84	666,273	0.78	0.90	22.58
2019	18,061	34.95	631,274	1.16	0.90	34.89
2018	19,728	25.91	511,191	1.24	0.90	(7.70)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2022	5,505	33.41	183,958	0.80	0.90	(15.59)
2021	5,611	39.58	222,068	0.48	0.90	24.50
2020	5,717	31.79	181,731	0.77	0.90	23.50
2019	6,472	25.74	166,554	1.07	0.90	28.00
2018	6,705	20.11	134,844	0.80	0.90	(5.54)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2022	12,312	32.58	401,080	-	0.90	(17.35)
2021	13,659	39.42	538,450	0.11	0.90	15.43
2020	14,263	34.15	487,117	0.66	0.90	18.82
2019	15,494	28.74	445,365	-	0.90	20.65
2018	16,377	23.82	390,015	-	0.90	(19.80)
Calvert VP NASDAQ-100 Index Portfolio:
2022	7,002	60.67	424,816	0.18	0.90	(33.25)
2021	7,433	90.89	675,550	0.27	0.90	25.75
2020	8,368	72.28	604,835	0.41	0.90	46.91
2019	11,295	49.20	555,758	0.53	0.90	37.55
2018	12,077	35.77	432,034	0.55	0.90	(1.38)
Calvert VP Russell 2000® Small Cap Index Portfolio:
2022	4,460	38.52	171,805	0.83	0.90	(21.23)
2021	4,512	48.90	220,644	0.76	0.90	13.51
2020	4,460	43.08	192,175	0.92	0.90	18.55
2019	6,014	36.34	218,531	0.93	0.90	23.98
2018	6,010	29.31	176,152	1.07	0.90	(12.03)
Calvert VP S&P MidCap 400 Index Portfolio:
2022	3,215	52.63	169,180	0.91	0.90	(14.10)
2021	3,785	61.27	231,900	0.85	0.90	23.30
2020	3,870	49.69	192,287	1.23	0.90	12.29
2019	5,177	44.25	229,048	1.17	0.90	24.72
2018	5,316	35.48	188,603	1.15	0.90	(12.13)
Federated Hermes Government Money Fund II - Service Shares:
2022	26,364	9.44	248,949	1.17	0.90	0.21
2021	25,323	9.42	238,504	-	0.90	(0.84)
2020	24,423	9.50	232,091	0.14	0.90	(0.73)
2019	14,592	9.57	139,639	1.64	0.90	0.74
2018	15,491	9.50	147,158	1.24	0.90	0.32

26

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Managed Volatility Fund II - Primary Shares:
2022	36,682	$17.30	$634,747	1.85%	0.90%	(14.53)%
2021	38,989	20.24	789,294	1.75	0.90	17.40
2020	39,137	17.24	674,552	2.79	0.90	0.06
2019	46,169	17.23	795,519	2.08	0.90	19.16
2018	47,781	14.46	690,936	2.06	0.90	(9.28)
Federated Hermes Quality Bond Fund II - Primary Shares:
2022	62,203	11.61	722,325	2.57	0.90	(10.07)
2021	63,716	12.91	822,868	2.43	0.90	(2.34)
2020	61,999	13.22	819,344	2.77	0.90	7.22
2019	66,273	12.33	817,367	2.92	0.90	8.44
2018	68,995	11.37	784,498	3.05	0.90	(1.47)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2022	13,309	54.20	721,394	0.50	0.90	(26.97)
2021	14,503	74.22	1,076,382	0.06	0.90	26.70
2020	15,886	58.58	930,603	0.26	0.90	29.40
2019	20,636	45.27	934,231	0.46	0.90	30.42
2018	21,524	34.71	747,207	0.70	0.90	(7.24)
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2022	6,360	37.86	240,807	1.62	0.90	(5.80)
2021	6,771	40.19	272,141	2.43	0.90	24.81
2020	7,518	32.20	242,060	2.14	0.90	6.87
2019	8,093	30.13	243,794	3.54	0.90	28.93
2018	8,079	23.37	188,830	0.35	0.90	(9.80)
Fidelity® VIP Growth Portfolio - Initial Class:
2022	8,494	45.52	386,693	0.62	0.90	(25.13)
2021	9,232	60.80	561,301	-	0.90	22.11
2020	9,901	49.79	492,960	0.07	0.90	42.62
2019	9,474	34.91	330,768	0.27	0.90	33.09
2018	9,563	26.23	250,813	0.24	0.90	(1.06)
Fidelity® VIP High Income Portfolio - Service Class 2:
2022	14,914	26.44	394,271	5.11	0.90	(12.45)
2021	15,423	30.20	465,762	5.36	0.90	3.35
2020	15,168	29.22	443,175	5.04	0.90	1.53
2019	15,341	28.78	441,558	5.13	0.90	13.75
2018	15,611	25.30	395,026	5.54	0.90	(4.49)
Fidelity® VIP Index 500 Portfolio - Initial Class:
2022	15,860	41.39	656,372	1.45	0.90	(18.94)
2021	16,568	51.06	845,897	1.23	0.90	27.43
2020	17,634	40.07	706,548	1.75	0.90	17.20
2019	18,520	34.19	633,227	2.00	0.90	30.20
2018	18,823	26.26	494,381	1.86	0.90	(5.37)

27

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2022	8,265	$58.20	$481,004	0.27%	0.90%	(15.73)%
2021	8,762	69.06	605,076	0.35	0.90	24.21
2020	10,842	55.60	602,849	0.41	0.90	16.81
2019	14,351	47.60	683,146	0.67	0.90	22.08
2018	15,210	38.99	593,103	0.40	0.90	(15.55)
Fidelity® VIP Overseas Portfolio - Initial Class:
2022	6,241	24.95	155,713	1.05	0.90	(25.16)
2021	6,896	33.34	229,891	0.53	0.90	18.65
2020	7,450	28.10	209,345	0.39	0.90	14.60
2019	13,614	24.52	333,877	1.75	0.90	26.59
2018	13,628	19.37	263,922	1.58	0.90	(15.56)
Franklin Global Real Estate VIP Fund - Class 2:
2022	10,688	18.34	195,991	2.40	0.90	(26.70)
2021	10,581	25.02	264,787	0.89	0.90	25.67
2020	11,080	19.91	220,656	3.11	0.90	(6.26)
2019	13,128	21.24	278,812	2.63	0.90	21.30
2018	14,731	17.51	257,949	2.68	0.90	(7.60)
Franklin Mutual Shares VIP Fund - Class 2:
2022	6,592	27.31	180,069	1.85	0.90	(8.26)
2021	7,417	29.77	220,834	2.93	0.90	18.09
2020	7,546	25.21	190,226	2.95	0.90	(5.90)
2019	7,090	26.79	189,907	1.87	0.90	21.50
2018	7,322	22.05	161,456	2.37	0.90	(9.89)
Franklin Small Cap Value VIP Fund - Class 2:
2022	5,440	49.32	268,337	0.96	0.90	(10.86)
2021	6,465	55.33	357,761	1.00	0.90	24.25
2020	6,648	44.53	296,054	1.48	0.90	4.24
2019	6,778	42.72	289,558	1.06	0.90	25.21
2018	7,447	34.12	254,040	0.90	0.90	(13.64)
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2022	5,279	34.02	179,573	-	0.90	(34.27)
2021	5,655	51.76	292,713	-	0.90	9.04
2020	5,851	47.47	277,804	-	0.90	53.67
2019	6,748	30.89	208,423	-	0.90	30.28
2018	7,851	23.71	186,162	-	0.90	(6.21)
Franklin U.S. Government Securities VIP Fund - Class 2:
2022	22,403	13.61	304,932	2.39	0.90	(10.58)
2021	23,841	15.22	362,792	2.52	0.90	(2.69)
2020	21,172	15.64	331,133	3.32	0.90	2.89
2019	27,581	15.20	419,195	2.88	0.90	4.32
2018	27,678	14.57	403,364	2.75	0.90	(0.61)

28

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Templeton Growth VIP Fund - Class 2:
2022	7,336	$19.78	$145,113	0.16%	0.90%	(12.28)%
2021	7,448	22.55	167,976	1.10	0.90	3.92
2020	7,928	21.70	172,031	2.96	0.90	4.88
2019	7,815	20.69	161,735	2.74	0.90	14.12
2018	7,740	18.13	140,347	1.97	0.90	(15.64)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2022	6,240	59.63	372,128	0.94	0.90	(8.98)
2021	6,751	65.51	442,275	0.88	0.90	28.73
2020	7,226	50.89	367,757	1.48	0.90	(0.53)
2019	7,102	51.16	363,368	1.58	0.90	25.64
2018	7,323	40.72	298,218	0.97	0.90	(12.64)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2022	3,888	41.09	159,745	0.45	0.90	(20.06)
2021	3,867	51.40	198,765	0.51	0.90	20.29
2020	3,995	42.73	170,690	0.96	0.90	12.68
2019	4,032	37.92	152,922	0.41	0.90	23.44
2018	4,202	30.72	129,051	0.38	0.90	(12.70)
T. Rowe Price All-Cap Opportunities Portfolio:
2022	6,209	56.93	353,446	-	0.90	(22.21)
2021	6,647	73.18	486,425	-	0.90	19.71
2020	7,277	61.13	444,816	-	0.90	43.09
2019	15,232	42.72	650,705	0.41	0.90	33.75
2018	16,001	31.94	511,156	0.15	0.90	0.25
T. Rowe Price Equity Income Portfolio:
2022	11,883	41.62	494,537	1.89	0.90	(4.19)
2021	11,682	43.44	507,472	1.58	0.90	24.43
2020	12,940	34.91	451,758	2.31	0.90	0.29
2019	17,134	34.81	596,531	2.30	0.90	25.26
2018	18,040	27.79	501,359	2.02	0.90	(10.33)
T. Rowe Price Mid-Cap Growth Portfolio:
2022	3,184	85.64	272,707	-	0.90	(23.27)
2021	3,205	111.61	357,746	-	0.90	13.82
2020	3,851	98.06	377,621	-	0.90	22.70
2019	4,032	79.92	322,239	0.14	0.90	30.12
2018	4,115	61.42	252,737	-	0.90	(2.91)
T. Rowe Price Moderate Allocation Portfolio:
2022	14,067	35.59	500,651	1.55	0.90	(19.04)
2021	14,723	43.96	647,278	0.98	0.90	9.08
2020	14,828	40.30	597,633	1.37	0.90	13.52
2019	19,140	35.50	679,566	1.96	0.90	18.73
2018	19,640	29.90	587,272	1.78	0.90	(5.95)

29

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2022	19,539	$19.14	$373,984	0.79%	0.90%	(16.56)%
2021	19,679	22.94	451,436	0.59	0.90	0.44
2020	19,858	22.84	453,651	0.59	0.90	13.41
2019	20,036	20.14	403,530	2.44	0.90	26.67
2018	19,997	15.90	318,037	1.32	0.90	(15.02)

Product C:
Calvert VP EAFE International Index Portfolio - Class F:
2022	736	$8.84	$6,507	3.57%	-%	(14.75)%
2021	721	10.37	7,477	1.80	-	10.67
2020	704	9.37	6,591	3.46	-	7.09
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
Calvert VP NASDAQ-100 Index Portfolio:
2022	427	16.92	7,225	0.18	-	(32.64)
2021	421	25.12	10,586	0.28	-	26.87
2020	415	19.80	8,218	0.47	-	34.60
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2022	71	28.02	1,993	0.82	-	(20.67)
2021	67	35.32	2,374	0.78	-	14.30
2020	65	30.90	2,003	1.14	-	19.40
2019	60	25.88	1,560	0.93	-	24.78
2018	56	20.74	1,160	1.06	-	(11.48)
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2022	5,121	19.64	100,592	0.96	-	(13.52)
2021	5,006	22.71	113,693	0.80	-	24.17
2020	5,968	18.29	109,149	1.30	-	13.11
2019	5,276	16.17	85,330	1.19	-	25.54
2018	5,202	12.88	67,005	1.13	-	(11.54)
Columbia VP Small Cap Value Fund - Class 2:
2022	2,125	26.96	57,297	0.49	-	(8.98)
2021	2,086	29.62	61,791	0.45	-	28.78
2020	2,921	23.00	67,171	0.36	-	8.59
2019	2,388	21.18	50,576	0.28	-	21.03
2018	2,184	17.50	38,224	0.17	-	(18.19)
DWS International Growth VIP - Class A:
2022	38	16.79	646	1.04	-	(28.52)
2021	36	23.49	849	0.37	-	8.10
2020	35	21.73	765	1.45	-	22.70
2019	33	17.71	591	1.16	-	31.19
2018	31	13.50	418	1.05	-	(16.67)
30

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Federated Hermes Government Money Fund II - Service Shares:
2022	196	$10.46	$2,046	1.16%	-%	1.16%
2021	183	10.34	1,890	-	-	-
2020	163	10.34	1,690	0.25	-	0.19
2019	148	10.32	1,527	1.65	-	1.67
2018	130	10.15	1,318	1.30	-	1.20
Federated Hermes Managed Volatility Fund II - Primary Shares:
2022	15	12.33	188	1.60	-	(13.78)
2021	14	14.30	204	1.63	-	18.57
2020	13	12.06	162	2.76	-	0.92
2019	12	11.95	147	2.32	-	20.22
2018	11	9.94	110	-	-	(8.81)
Federated Hermes Quality Bond Fund II - Primary Shares:
2022	10,710	12.87	137,814	2.53	-	(9.24)
2021	10,498	14.18	148,889	2.13	-	(1.39)
2020	8,197	14.38	117,908	2.79	-	8.12
2019	9,157	13.30	121,816	2.89	-	9.38
2018	9,114	12.16	110,793	2.96	-	(0.57)
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2022	3,310	34.79	115,182	0.27	-	(26.49)
2021	3,283	47.33	155,399	0.03	-	27.51
2020	3,255	37.12	120,837	0.08	-	30.25
2019	3,770	28.50	107,457	0.22	-	31.28
2018	3,875	21.71	84,138	0.43	-	(6.66)
Fidelity® VIP Growth Portfolio - Service Class 2:
2022	2,635	43.27	113,994	0.34	-	(24.64)
2021	2,617	57.42	150,245	-	-	22.90
2020	2,777	46.72	129,717	0.04	-	43.53
2019	3,234	32.55	105,249	0.05	-	34.01
2018	3,426	24.29	83,235	0.04	-	(0.45)
Fidelity® VIP High Income Portfolio - Service Class 2:
2022	3,808	18.01	68,578	5.21	-	(11.67)
2021	3,820	20.39	77,898	5.49	-	4.30
2020	3,208	19.55	62,720	5.10	-	2.41
2019	2,974	19.09	56,765	5.20	-	14.79
2018	2,980	16.63	49,566	5.56	-	(3.65)
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2022	344	38.91	13,392	1.23	-	(18.43)
2021	337	47.70	16,066	1.06	-	28.19
2020	329	37.21	12,258	1.51	-	17.90
2019	133	31.56	4,198	1.82	-	31.06
2018	127	24.08	3,061	1.59	-	(4.75)

31

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2022	2,076	$30.74	$63,810	0.28%	-%	(14.97)%
2021	2,038	36.15	73,695	0.35	-	25.30
2020	2,417	28.85	69,750	0.40	-	17.85
2019	1,988	24.48	48,657	0.69	-	23.20
2018	1,861	19.87	36,990	0.40	-	(14.79)
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2022	1,782	22.46	40,025	1.10	-	(27.69)
2021	1,958	31.06	60,821	0.98	-	38.66
2020	1,843	22.40	41,280	2.00	-	(6.78)
2019	1,749	24.03	42,033	1.52	-	22.92
2018	1,864	19.55	36,438	2.63	-	(6.46)
Franklin Mutual Shares VIP Fund - Class 2:
2022	8,346	16.92	141,174	1.87	-	(7.39)
2021	8,583	18.27	156,847	2.86	-	19.18
2020	9,160	15.33	140,462	3.01	-	(5.08)
2019	8,337	16.15	134,630	1.89	-	22.53
2018	8,223	13.18	108,343	2.44	-	(9.04)
Franklin Small Cap Value VIP Fund - Class 2:
2022	306	31.25	9,569	0.99	-	(10.07)
2021	300	34.75	10,428	1.01	-	25.36
2020	293	27.72	8,129	1.65	-	5.20
2019	54	26.35	1,420	1.04	-	26.32
2018	51	20.86	1,068	0.91	-	(12.87)
Franklin U.S. Government Securities VIP Fund - Class 2:
2022	10,951	12.37	135,452	2.34	-	(9.77)
2021	10,763	13.71	147,520	2.65	-	(1.79)
2020	7,877	13.96	109,963	3.32	-	3.79
2019	8,859	13.45	119,109	2.84	-	5.24
2018	8,698	12.78	111,135	2.80	-	0.39
Templeton Global Bond VIP Fund - Class 2:
2022	5,508	9.80	53,958	-	-	(4.95)
2021	5,521	10.31	56,904	-	-	(4.98)
2020	3,956	10.85	42,910	8.50	-	(5.24)
2019	4,045	11.45	46,324	6.98	-	1.96
2018	3,965	11.23	44,514	-	-	2.00
T. Rowe Price Equity Income Portfolio:
2022	829	31.30	25,956	1.87	-	(3.34)
2021	885	32.38	28,645	1.57	-	25.55
2020	918	25.79	23,663	2.40	-	1.18
2019	816	25.49	20,807	2.33	-	26.38
2018	820	20.17	16,526	2.04	-	(9.47)

32

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2022	10,369	$16.24	$168,355	0.83%	-%	(15.81)%
2021	9,079	19.29	175,110	0.59	-	1.31
2020	9,145	19.04	174,083	0.60	-	14.49
2019	9,125	16.63	151,767	2.52	-	27.73
2018	8,629	13.02	112,321	1.32	-	(14.17)

33

EquiTrust Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

34

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436

Independent Auditors’ Report

The Audit Committee of the Board of Directors

EquiTrust Life Insurance Company:

Opinions

We have audited the statutory financial statements of EquiTrust Life Insurance Company (the Company), which comprise the statutory statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statutory statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 2n to the statutory financial statements, the Company received permission from the Arizona Department of Insurance and Financial Institutions to follow the accounting practices prescribed by the

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 - 191.97.7) as of January 1, 2022. Under this permitted practice, financial option derivative assets used for hedging purposes are recorded at amortized cost on the balance sheet with amortization expense and realized gains and losses recorded through net investment income on the statement of operations. Under prescribed statutory accounting practices, the financial option derivative assets are recorded at fair value on the balance sheet with changes in fair value being recorded to capital and surplus and realized gains or losses being recorded to net realized gains or losses on statements of operations. Also under the permitted practice, the Company uses a reserve calculation methodology for indexed annuity products under which interest credits based upon one or more external indices are included in the reserve only after those interest credits have been credited to the contract holder under the terms of the annuity contract. Under prescribed statutory accounting policies, reserves for indexed annuity products are determined consistent with Actuarial Guideline 33 CRVM which requires the crediting rate to be consistent with the market value of the financial options. As of December 31, 2022, that permitted accounting practice decreased statutory surplus by $25.3 million as compared to what it would have been had that prescribed accounting practice been followed. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental schedule of assets and liabilities, summary investment schedule, supplemental investment risk interrogatories, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Arizona Department of Insurance and Financial Institutions. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois

May 17, 2023

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Admitted Assets	2022	2021
Bonds	$17,342,677	17,154,868
Preferred stock	244,882	307,260
Common stock, at fair value (cost of $283,243 in 2022 and cost of $274,063 in 2021)	279,830	284,312
Mortgage loans	3,778,346	3,172,021
Real estate	2,419	—
Cash, cash equivalents and short-term investments	1,651,357	1,228,770
Contract loans	7,263	8,204
Derivative instruments	131,511	63,834
Other invested assets	1,219,776	1,589,578
Receivables for securities	94,565	265,224
Total cash and invested assets	24,752,626	24,074,071
Investment income due and accrued	437,905	353,458
Amounts recoverable under reinsurance agreements	42,727	28,795
Assumed coinsurance funds withheld	48	261,791
Current federal income tax receivable	46,728	3,234
Deferred income tax assets	4,825	—
Receivables from parent, subsidiaries and affiliates	1,262	631
Other admitted assets	2	7,887
Assets held in separate accounts	783,986	758,229
Total admitted assets	$26,070,109	25,488,096
Liabilities, Capital and Surplus
Liabilities:
Life and annuity policy reserves	$15,698,647	15,318,002
Liability for deposit-type contracts	4,723,650	5,062,899
Policy and contract claims	108,073	100,943
Interest maintenance reserve	46,664	130,616
Amount payable under reinsurance agreements	3,900	8,943
Commissions to agents due and accrued	38,582	27,946
Deferred income tax liability	—	8,630
Payable to affiliates	10,029	303,043
Ceded coinsurance funds withheld	2,073,987	1,846,217
Derivative collateral	81,892	—
Payable for securities	57,268	9,806
Payable for securities lending	255,385	—
Loan Payable	100,000	—
Asset valuation reserve	291,454	244,828
Other liabilities	49,236	36,204
Liabilities related to separate accounts	783,986	758,229
Total liabilities	24,322,753	23,856,306
Capital and surplus:
Common stock, par value $1,500 per share – authorized 2,500 shares; issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	784,667	784,667
Unassigned funds	959,689	844,123
Total capital and surplus	1,747,356	1,631,790
Total liabilities, capital and surplus	$26,070,109	25,488,096

See accompanying notes to financial statements.	—

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2022 and 2021

(In thousands of dollars)

	2022	2021
Revenues:
Premiums and other considerations:
Life and annuity premiums	$1,912,087	1,578,674
Supplementary contracts with life contingencies	1,624	1,592
Net transfers on coinsurance ceded	(330,661)	—
Net investment income	1,003,927	1,208,385
Commissions and expense allowances on reinsurance ceded	54,038	56,770
Other income	—	3,606
Total revenues	2,641,015	2,776,349
Benefits and expenses:
Benefits paid or provided for:
Death benefits	37,206	27,687
Annuity benefits	346,476	362,997
Surrender benefits	880,642	877,237
Interest and adjustments on policy or deposit-type contract funds	164,030	72,678
Other benefits	1,459	1,488
Increase in policy reserves	607,864	873,199
Total benefits paid or provided for	2,037,677	2,142,608
Commissions	174,609	153,377
Commissions and expense allowances on reinsurance assumed	2,303	2,399
General expenses	75,804	58,727
Insurance taxes, licenses and fees	5,570	8,724
Total benefits and expenses	2,295,963	2,365,835
Gain from operations before federal income taxes and net realized capital gains (losses)	345,052	410,514
Federal income tax expense (benefit)	46,754	132,037
Gain from operations before net realized capital gains (losses)	298,298	278,477
Net realized capital gains (losses), less capital gains tax (benefit) of $2,705 in 2022 and ($9,535) in 2021 and amounts transferred (to) from the interest maintenance reserve of $($18,119) in 2022 and $16,486 in 2021	10,176	(35,869)
Net income	$308,474	242,608

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2022 and 2021

(In thousands of dollars)

		Additional
	Common	paid-in	Unassigned	Total capital
	stock	capital	funds	and surplus
Balances at December 31, 2020	$3,000	784,667	575,226	1,362,893

Correction of an error (note 2(o))	—	—	(300,649)	(300,649)
Net income for 2021	—	—	242,608	242,608
Change in net unrealized capital gains (losses) on investments	—	—	30,591	30,591
Change in deferred income taxes	—	—	(62,319)	(62,319)
Change in nonadmitted assets	—	—	381,264	381,264
Change in asset valuation reserve	—	—	(22,598)	(22,598)
Balances at December 31, 2021	3,000	784,667	844,123	1,631,790

Cumulative effect of change in accounting principle	—	—	(108,266)	(108,266)
Net income for 2022	—	—	308,474	308,474
Change in net unrealized capital gains (losses) on investments	—	—	(28,643)	(28,643)
Change in deferred income taxes	—	—	(3,392)	(3,392)
Change in nonadmitted assets	—	—	(5,980)	(5,980)
Change in asset valuation reserve	—	—	(46,627)	(46,627)
Balances at December 31, 2022	$3,000	784,667	959,689	1,747,356

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022 and 2021

(In thousands of dollars)

	2022	2021
Cash flow from operating activities:
Premiums and other considerations received, net of reinsurance paid	$1,913,712	1,580,266
Net investment income received	1,107,788	1,116,638
Funds held by reinsurers and miscellaneous income (loss)	301,848	62,109
	3,323,348	2,759,013
Benefits paid	(1,994,192)	(185,863)
Commissions, expenses paid and aggregate write-ins for deductions	(248,058)	(194,331)
Federal income taxes received (paid)	(77,121)	(92,139)
Net cash provided by operations	1,003,977	2,286,680
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	2,316,343	5,913,830
Stocks	87,192	61,073
Mortgage loans	563,479	512,409
Real estate	1,996	—
Other invested assets	99,469	117,578
Derivatives and miscellaneous proceeds	320,750	30,677
Total proceeds from sales, maturities or repayments of investments	3,389,229	6,635,567
Cost of investments acquired:
Bonds	(2,639,549)	(6,865,112)
Stocks	(86,344)	(205,647)
Mortgage loans	(1,180,143)	(1,830,010)
Other invested assets	(61,417)	(169,055)
Derivatives and miscellaneous applications	270,555	(175,803)
Total cost of investments acquired	(3,696,898)	(9,245,627)
Net (increase) decrease in contract loans	942	906
Net cash provided by (used in) investment activities	(306,727)	(2,609,154)
Cash flow from financing and miscellaneous activities:
Other cash provided (used):
Funds held under coinsurance	227,770	(57,527)
Borrowed Funds	100,000	—
Changes in receivable from subsidiary	196,804	(139,445)
Company owned life insurance	—	—
Other sources, net	(799,237)	348,812
Net cash used in financing and miscellaneous activities	(274,663)	151,840
Net increase (decrease) in cash, cash equivalents and short-term investments	422,587	(170,634)
Cash, cash equivalents and short-term investments:
Beginning of year	1,228,770	1,399,404
End of year	$1,651,357	1,228,770

EQUITRUST LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022 and 2021

(In thousands of dollars)

	2022	2021
Supplemental disclosures of noncash transactions:
Interest capitalization on bonds	8,890	2,810
Tax free exchanges-bonds	463,454	238,059
Taxable exchanges-bonds	—	(26,353)
Tax free exchanges-stocks	5,851	18,975
Mortgage loan transferred to real estate	4,415	—
Tax free exchanges-other invested assets	36,269	88,110
Transfer of securities from affiliate	338,233	29,157
Net transfers on reinsurance ceded to non-affiliate	330,661	—

See accompanying notes to financial statements.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(1)	Organization

EquiTrust Life Insurance Company (EquiTrust or the Company) operates in the life insurance industry, distributing individual annuity and life products through independent insurance marketing organizations and broker dealers. Effective April 20, 2022, the Company has been approved by the Arizona Department of Insurance and Financial Institutions to redomicile to the State of Arizona from the State of Illinois. The Company is licensed to do business in forty-nine states and the District of Columbia. The Company has a closed block of annuity business that was assumed through a coinsurance agreement. The Company also has executed reinsurance treaties with former affiliated and nonaffiliated companies, to both assume and cede blocks of annuity business (see note 9).

On June 23, 2015, June Bug Insurance Holdings, LLC became the majority controlling shareholder of the Company. Mr. Earvin Johnson is the sole owner of June Bug Lifetime Trust, which owns 100% of the common membership interests in June Bug Insurance Holdings, LLC. June Bug Insurance Holdings, LLC owns a controlling interest in EquiTrust Investor Holdings, LLC, the 100% owner of the Company through wholly owned subsidiaries.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the Arizona Department of Insurance, a comprehensive basis of accounting that differs from generally accepted accounting principles in the United States (GAAP). The Arizona Department of Insurance requires insurance companies domiciled in the state of Arizona to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP). At December 31, 2022 and 2021, the Company had no permitted or prescribed practices, other than NAIC SAP and permitted practices referred to in Note 2(n).

The Financial Accounting Standards Board promulgates the accounting principles for financial statements that are prepared in conformity with U.S. GAAP (GAAP) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The primary differences between GAAP and NAIC SAP, although not reasonably determinable are presumed to be material and pervasive and are summarized as follows:

Under GAAP:

●	The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are eliminated as investments with unrealized gains and losses reported directly in equity and the realized gains and losses reported in income;

●	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

●	Certain policy acquisition costs and deferred sales inducements are deferred and amortized rather than being charged to operations as incurred;

●	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest, including provision for the risk of adverse deviation, with original assumptions continuing to be used in subsequent accounting periods to determine changes in the liability for future policy benefits unless a premium deficiency exists rather than being based on prescribed statutory methodologies;

●	Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

●	Insurance contracts that contain an embedded derivative, including fixed index annuities, are bifurcated from the host contract and accounted for separately at fair value while the host is accreted to the estimated future minimum guarantee value using the effective interest method. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

●	Investments in wholly-owned insurance subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity of a non-insurance subsidiary or statutory surplus of a domestic insurance subsidiary;

●	Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

●	Equity securities are reported at fair value for GAAP with any changes reported in earnings, rather than unrealized gains and losses reported in capital and surplus.

●	Surplus notes designated as available for sale are reported at fair value for GAAP with unrealized gains and losses reported in equity whereas surplus notes rated by an NAIC Credit Rating Provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 shall be reported at amortized cost and those with an NAIC designation equivalent of NAIC 3 to NAIC 6 shall be reported at the lesser of amortized cost or fair value;

●	Preferred stock designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost for redeemable preferred stocks designated highest-quality to medium-quality (NAIC designations RP1 to RP3 and P1 to P3) or the lower of amortized cost or fair value for redeemable preferred stocks that are designated low quality to in or near default (NAIC designations RP4 to RP6 and P4 to P6, respectively);

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

●	Under GAAP, money market mutual funds are classified as short term investments and as cash equivalents for NAIC SAP;

●	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

●	The statements of cash flow reconcile to changes in cash and cash equivalents with original maturities of three months or less. Under NAIC SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash providing by operating activities is not required;

●	Premiums, benefits and reserve changes for deposit-type and investment contracts are not included in revenue or benefits in the statement of operations; and,

●	Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101. The change in net deferred tax asset is recorded directly to surplus.

(b)	Risks and Uncertainties

Financial Statements – The preparation of the Company’s statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those statements.

Investments – The Company is exposed to risks that issuers of securities owned by the Company will default or that interest rates will change and cause a decrease in the value of its investments. Management attempts to mitigate these risks by investing in high-grade securities and loans and by matching maturities of its investments with the anticipated payouts of its liabilities.

(c)	Investments

All securities are accounted for as of the date the investments are purchased or sold (trade date).

Bonds

The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments when not otherwise evaluated by an independent CRP and issues related credit ratings. Bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

amortized cost, less any valuation impairment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The effective interest method is used to amortize any purchase premium or discount.

Included within bonds are loan-backed and structured securities. The carrying value of most residential mortgage-backed securities and commercial mortgage-backed securities is determined based on the results of financial modeling performed by a third party, including estimates of future prepayments that are obtained from independent sources. Certain other loan-backed and structured securities are subject to a two-step rating process developed by the SVO for determining carrying value. The carrying value of loan-backed and structured securities in default that are other than temporarily impaired is based upon estimated cash flows discounted at the current effective yield when the intent and ability exists to hold the security until recovery of that value, otherwise such securities are carried at the lower of amortized cost or fair value.

Prepayment assumptions are updated at least quarterly, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

Preferred Stocks

Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stock must be redeemed by the issuing enterprise or is redeemable at the option of the reporting entity. Perpetual preferred stock has no redemption or sinking fund features or redeemable at the option of the issuer.

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried at underlying audited U.S. GAAP equity.

Mortgage Loans

Mortgage loans are stated at amortized cost, net of valuation allowances. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value through surplus. Changes in valuation reserves for temporary impairments on mortgages are included in net unrealized capital gains/losses on investments in surplus. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized capital loss and any temporary valuation allowance is reversed. The Company recorded mortgage valuation allowances of $6,015 and $5,868 at December 31, 2022 and 2021, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Real Estate

Properties held for sale are stated at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is computed on a straight-line basis for all real estate holdings. There were no encumbrances as of December 31, 2022 or 2021.

Cash, Cash Equivalents and Short-Term Investments

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits or other similar financial instruments with maturity dates within one year or less from the acquisition date.

Cash equivalents are highly liquid, short-term investments with original maturities of three months or less that are both readily convertible to known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates and are typically reported at amortized cost. Money market mutual funds that are registered under the Investment Company Act of 1940 are reported as cash equivalents and carried at fair value or net asset value as a practical expedient. Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the effective interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans

Contract loans are secured by the cash surrender value or collateral assignment of the related policy or contract and are stated at outstanding principal balances inclusive of any unpaid accrued interest more than 90 days past due. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Unpaid interest is capitalized on the policy or contract anniversary date.

Derivative Instruments

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. The Company also uses equity index options to hedge against certain equity indexed policyholder liabilities. Currency swaps, currency forwards and equity index options are marked to fair value. Changes in fair value are recorded as unrealized gains and losses within surplus. Effective January 1, 2022 in connection with the permitted practice discuss in Note 1, the Company began reporting equity index options at amortized cost, with amortization being calculated on a straight line basis, with amortization expense and realized gains being reported in in net investment income.

Other Invested Assets

Other invested assets are primarily comprised of investments in limited liability companies, surplus notes, limited partnerships, residual tranches of collateralized lending obligations, and

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

collateral loans. Investments in limited liability companies and limited partnerships are stated based on the underlying GAAP audited equity of the investee. Surplus notes rated NAIC 1 or NAIC 2 by an NAIC CRP are carried at amortized cost and at the lesser of amortized cost or fair value if rated NAIC 3 to NAIC 6. Residual tranches of collateralized lending obligations are carried at the lesser of amortized cost or fair value. Collateral loans are carried at unpaid principal balance.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2022 and 2021 that have not yet settled and are recorded as a receivable or payable at amortized cost.

Loan Payable

The Company entered into a $210,000 credit facility with PNC Financial Services (“PNC”) effective October 14, 2022 in order to enhance the Company’s liquidity position. As of December 31, 2022, the outstanding loan payable is $100,000 with a due date of April 30, 2023 and recorded as a liability. Accrued interest on the credit facility as of December 31, 2022 is 5% and recorded as a reduction to net investment income.

Reverse Repurchase Agreements

The Company enters into reverse repurchase agreements under which the Company is the secured lender. Under these agreements, the Company receives unrestricted collateral which has a fair value as of the transaction date of no less than 102% of the value of cash loaned. The Company loaned cash in the amount of $125,000 and $0 at December 31, 2022 and 2021, respectively, and recorded the loaned amounts as short term investments.

Repurchase Agreements

The Company enters into repurchase agreements under which the Company is the borrower. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company and counterparty may elect to enter into a new repurchase agreement. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance. The Company borrowed cash in the amount of $253,136 and $0 at December 31, 2022 and 2021, respectively, and recorded the borrowed amounts as payable for securities lending.

Net Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date. See note 6 for further discussion of the Company’s investment income.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Investment Income Due and Accrued

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets and dividends declared but not yet received. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the statements of changes in capital and surplus. The Company has no accrued investment income more than 90 days past due as of December 31, 2022 and 2021.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of the specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value. When it is determined that an investment (other than loan backed structured securities, discussed below) is other-than-temporarily impaired, the cost basis of the investment is written down to fair value through a change recorded in net realized capital losses in the statements of operations.

For loan backed and structured securities the determination of other-than-temporary impairment (OTTI) is based on an estimate of the noninterest loss, which is recognized in net realized capital losses in the statements of operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock or mortgage loan is deemed to be OTTI, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, Loan-backed and Structured Securities, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the securities original effective interest rate.

Realized capital gains and losses as reported in the statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, certain bonds and preferred stocks carried at fair value due to NAIC rating, and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

unrealized capital gains and losses are reported in the statements of changes in capital and surplus.

(d)	Nonadmitted Assets

For statutory accounting purposes, certain assets are designated as nonadmitted assets (principally electronic data processing equipment, furniture and equipment and affiliated investments). EquiTrust had $8,224 and $2,243 in nonadmitted assets at December 31, 2022 and 2021, respectively.

(e)	Separate Accounts

The assets and liabilities of the separate account shown in the statements of admitted assets, liabilities, and capital and surplus are reported at fair value or in accordance with the valuation procedures in the applicable contract. The basis used for the separate accounts are as follows:

Separate Account I: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities are reported at fair value.

Separate Account II: Maintained for the benefit of the separate account policy holders and is legally insulated from general account claims. The assets and liabilities for the Private Placement Funding Agreements, issued in 2018, are reported at contract value

(f)	Premium Revenue and Related Expenses

Annuity considerations are recognized as revenue when received. Life insurance premiums are recognized as revenue over the premium-paying period of the related policies when due. Premiums for traditional life insurance products are recognized as revenue when due. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

(g)	Commission

On certain products, the Company paid trail commissions linked to persistency through the end of the surrender periods to insurance agencies and records levelized commission expense over the surrender periods. Commissions incurred are reported in the statements of operations as commissions under benefits and expenses. The Company made payments on levelized commission as of December 31, 2022 and 2021 of $0 and $32,013, respectively. One of the insurance agencies is Elsmere Insurance Agency, LLC, a former affiliate.

Effective February 28, 2021, the levelized commission arrangements were terminated via termination and release agreements with the respective counterparties. As stipulated in the agreements, the Company will have no further obligation to pay levelized commissions to the respective agencies for contracts issued on or before February 28, 2021. The counterparties did not require consideration from EquiTrust (or any of its affiliates or related parties) in

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

exchange for a full release, and no consideration is expected in the future. For contracts issued on or after February 28, 2021, the Company expenses commission costs as incurred.

(h)	Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of life and annuity policy reserves and deposit-type contracts.

Life and Annuity Policy Reserves

Life and annuity policy liabilities are developed using prescribed actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law. Life reserves are calculated in accordance with the Commissioner’s Reserve Valuation Method (CRVM) and Actuarial Guideline 36 as applicable. Annuity reserves are calculated in accordance with the CARVM and Actuarial Guidelines 33 and 35, as applicable. Mortality is based on the appropriate table from the year of issue, most recently the 2001 CSO table for life insurance and the 2012 IAR table for annuities. Valuation interest rates are also based on liability type and year of issue; the rates range from 2.50% to 8.75%. The liability under Standard Valuation Law (SVL) for income benefit riders is based on the greatest present value of all potential future guaranteed benefits. For policies with lifetime income benefit rider, there is an additional benefit stream included in the calculation. The inputs used in the calculation of the liability for lifetime benefit riders are prescribed by SVL and generally require reserves for the worst case scenario.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Policy and Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

(i)	Income Taxes

The Company uses a balance sheet approach of accounting for federal income taxes. Current income taxes incurred are charged to the statements of operations based on estimates for the current year. Under the balance sheet method, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. The net

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

deferred tax assets recorded is subject to the admissibility limitations and a valuation allowance, as applicable, set forth in SSAP No. 101, Income Taxes.

(j)	Reinsurance

Assumed reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. For ceded business, the Company remains contingently liable for the liabilities in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

(k)	Amounts Recoverable and Payable Under Reinsurance Agreements

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded and retrocedant activity.

(l)	IMR/AVR

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the statements of changes in capital and surplus.

(m)	Funds Withheld

The Company has coinsurance arrangements with funds withheld where the Company is both the ceding entity and the assuming entity. The following accounting applies to coinsurance arrangements with funds withheld:

The Company as Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Commissions and expense allowances owed by the reinsurer are reported separately in the statements of operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the Company as the ceding entity are recorded as a separate funds held liability in the statements of admitted assets, liabilities and capital and surplus.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The Company as Assuming Entity

Premiums received or receivable by the Company increase premium income. Policy benefit payments paid by the Company increase the reported policy benefits. Commissions and expense allowances owed by the Company are reported separately in the statements of operations when incurred. The Company records its share of the statutory policy reserves attributable to the business identified in the contract. Any funds withheld by the ceding entity are recorded by the Company as a separate funds held asset in the statements of admitted assets, liabilities and capital and surplus.

The Company also has a modified coinsurance arrangement with funds withheld where the Company is the ceding entity. The following accounting applies to modified coinsurance arrangements with funds withheld:

Ceding Entity

The Company retains assets equal to the modified coinsurance reserve. Premiums paid or payable to the reinsurer net of any experience refunds result in the reduction of premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the statements of operations as they are incurred. The modified coinsurance reserve is included in policy reserves in the statements of admitted assets, liabilities and capital and surplus.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(n)	Accounting Changes and Correction of Errors

In 2022, the Company requested and was granted a permitted practice by the Arizona Department of Insurance to follow the accounting practices prescribed by the Iowa Insurance Division Prescribed Method (Iowa administrative code r.191.97.1 – 191.97.7).

Under the permitted practice, financial options used for hedging purposes are recorded at amortized cost with amortization expense and realized gains recorded through Net Investment Income instead of being recorded at market value with changes in market value being recorded to Capital and Surplus and realized gains or losses being recorded to Net Realized Gains (Losses). In 2021, The Company held its derivatives in a subsidiary ET Investment Holdings II, LLC (“ETL IHL II’) which was accounted for in accordance with SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities whereas under the permitted practice, ETL IHL II was dissolved as of November 30, 2022 and options recorded as if they had been held by the Company throughout 2022 and ETL IHL II was dissolved as of January 1, 2022. For Aggregate Reserves for Life Contracts, the Company’s liabilities are consistent with the guidance in AG33 CRVM which requires the crediting rate to be consistent with the market value of financial options, whereas under the permitted practice the crediting rate does not consider the market value of options.

Upon adoption of the permitted practice, the Company recorded the prior year impacts as an adjustment to decrease opening Capital and Surplus by $108,266 consistent with SSAP 3, Accounting Changes. The differences between NAIC and permitted practices impact to Net Income and Capital and Surplus as of December 31, 2022 and the years then ended is as follows:

2022
Statutory summary of opertations:
Net income - permitted practice	$308,474
Investment income from financial options	61,725
Change in reserves	126,343
ETL IHL II realized losses	(157,490)
Net income - NAIC	$339,052
Capital and surplus - permitted practice	$1,747,356
Derivatives - financial options	56,449
Change in unrealized gains	(157,490)
Reserves	126,346
Capital and surplus - NAIC	$1,772,661

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

As of January 1, 2021, the Company complied with the Illinois Department of Insurance requirements regarding certain quantitative investment limitations in 2021. In prior years and before the Department clarified in 2021 the investment limitation requirements, management believed that the Company’s consistent interpretation of Illinois statute (215 CS 5/126.20(B)), which did not include repurchase agreements in the quantitative investment limitations in that statute, was in compliance with the requirements.

Upon notice from the Department in 2021, repurchase agreements were specifically included as part of the quantitative investment limitation under Illinois statute (215 CS 5/126.20(B)). The Company complied and corrected the requested items in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. The correction was made to reflect the Department’s clarified quantitative investment limitations under Illinois statute (215 IL CS 5/126.20(B)). The revised investment limitation calculation resulted in the non-admittance of investments totaling $380,568 ($300,649 net of taxes) as of January 1, 2021. The retroactive application by the Department also resulted in similar uncorrected non-admitted investments and unassigned surplus in the statutory statements of changes in capital and surplus for the year ended December 31, 2020. The Illinois Department of Insurance did not require the Company to restate or refile any prior period statutory statements.

As of April 1, 2021, the Company has sold all of the investment positions that were determined by the Department to be in excess of the Illinois investment limitation for more than the previously admitted statement values, ultimately increasing the surplus of the Company following full implementation of the change and correction.

(3)	Disclosures Concerning Fair Value of Financial Instruments

(a)	Financial Instruments Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements and Disclosures. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair hierarchy are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3	Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

For financial instruments, the statement value and fair value, including level within the fair value hierarchy, at December 31, 2022 and 2021 were as follows:

	December 31, 2022
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$17,342,677	15,649,804	28,586	8,599,935	7,021,283	—
Preferred stocks	244,882	245,482	—	135,130	110,352	—
Common stocks	279,830	279,830	—	189,561	90,269	—
Mortgage loans	3,778,346	3,410,353	—	3,410,353	—	—
Cash, cash equivalents and short-term investments	1,651,357	1,651,357	1,651,357	—	—	—
Contract loans	7,263	7,263	—	—	8,204	—
Other invested assets	1,193,976	1,191,280	—	951,098	80,598	159,584
Derivative instruments	131,511	126,146	—	126,146	—	—
Receivable for securities	94,565	94,565	94,565	—	—	—
Separate account assets	783,986	656,876	62,773	—	594,103	—
General account liabilities:
Liability for deposit-type contracts	$4,723,650	4,723,650	—	—	4,723,650	—
Amount payable under reinsurance agreements	3,900	3,900	3,900	—	—	—
Derivative collateral	81,892	81,892	81,892	—	—	—
Payable for securities	255,385	255,385	255,385	—	—	—
Loan payable	100,000	100,000	100,000
Separate account liabilities	783,986	656,876	62,773	—	594,103	—

	December 31, 2021
	Statement					Net asset
	value	Fair value	Level 1	Level 2	Level 3	value
General account assets:
Bonds	$17,154,868	17,599,371	739,978	9,792,025	7,067,368	—
Preferred stocks	307,260	309,517	—	157,485	152,032	—
Common stocks	284,312	284,312	—	31,559	252,754	—
Mortgage loans	3,172,021	3,159,992	—	3,159,992	—	—
Cash, cash equivalents and short-term investments	1,228,770	1,228,770	1,228,770	—	—	—
Contract loans	8,204	8,204	—	—	8,204	—
Other invested assets	1,563,757	1,579,555	27,641	1,307,380	85,134	159,400
Derivative instruments	63,834	63,834	—	63,834	—	—
Separate account assets	758,229	641,581	84,266	—	557,315	—
General account liabilities:
Liability for deposit-type contracts	$5,062,899	5,062,899	—	—	5,062,899	—
Derivative liabilities	—	—	—	—	—	—
Separate account liabilities	758,229	641,581	84,266	—	557,315	—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(I)	Bonds

The statutory basis of accounting permits fair value disclosures for bonds to be based on valuations published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Management takes into consideration several sources of data in determining the fair values of bonds. The Company’s valuation policy dictates that prices are initially sought from third party pricing services. In the event that pricing is not available from these services, or upon review of the prices provided it is determined the prices may not be reflective of market conditions, those securities are submitted to brokers to obtain quotes. The Company evaluates the third party pricing services and brokers to assess whether the vendor applies methodologies that will provide an appropriate value. The disclosure of fair value for bonds is primarily based on third party pricing services or broker quotes. For privately placed long-term bond investments without a readily ascertainable fair value, such values were determined utilizing a discounted cash flow methodology based on readily observable coupon rates, maturity provisions and credit assumptions from nearly-identical or similar investments.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

(II)	Preferred Stocks

The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes.

(III)	Common Stocks

The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds based on the underlying U.S. GAAP audited equity of the investee which is measured at fair value.

(IV)	Mortgage Loans

The fair value of mortgage loans is determined by a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions. Depending on the credit quality and remaining term of the mortgage loan, the discount rate incorporates a spread that typically ranges from 160 to 360 basis points over treasury rates of a comparable tenor.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(V)	Cash, Cash Equivalents and Short-Term Investments

The carrying values approximate fair value.

(VI)	Contract Loans

The carrying values approximate fair value.

(VII)	Other Invested Assets

The fair values of other invested assets in the table above, which consist of limited partnerships, limited liability companies, collateral loans, and surplus notes are determined as follows:

(a)	Limited Partnerships and Limited Liability Companies

As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

(b)	Collateral Loans

The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to the call feature, the fair value of collateral loans typically approximates their carrying value.

(c)	Surplus Notes

The fair value of surplus notes is obtained from third party independent pricing services.

(VIII)	Derivative Financial Instruments

The Company’s derivative instruments and collateral generally represent those traded in over-the-counter markets for which fair value is estimated by the Company personnel using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (LIBOR) basis curves, option volatilities and credit spreads. The Company’s derivative collateral payable primarily consists of U.S. treasuries and/or cash equivalents, for which cost approximates fair value.

(IX)	Separate Accounts

Separate account assets and liabilities are carried at fair value or if there is no available market, then in accordance with the valuation procedures in the applicable contract. Separate account assets carried at fair value consist of investments recorded at net asset value and valued using a discounted cash flow methodology based on coupon rates, maturity provisions, and credit assumptions.

Separate accounts assets carried at contract value, were $142,151 and $116,648 as of December 31, 2022 and 2021, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(X)	Deposit-Type Contracts

For deposit-type contracts, the carrying value is payable upon demand, net of surrender charges. The account value of deposit-type contracts approximates fair value. Included in deposit-type contract liabilities are funding agreements with the Federal Home Loan Bank of Des Moines (FHLB). The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities (see note 11). Fair value of the FHLB funding agreements is equal to outstanding principal plus accrued interest.

(b)	Valuation of Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

The following table presents the Company’s assets and liabilities measured at fair value in the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
General account investment assets:
Bonds	$—	1,125	—	1,125
Common stocks	—	189,561	90,269	279,830
Derivatives	—	9,155	—	9,155
Other invested assets	—	13,154	80,598	93,752
Separate account assets	62,773	—	594,103	656,876

General account liabilities:
Derivative liabilities	—	—	—	—

Separate account liabilities	$62,773	—	594,103	656,876

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	December 31, 2021
	Level 1	Level 2	Level 3	Total

General account investment assets:
Bonds	$—	12,707	24,705	37,412
Common stocks	—	31,559	252,734	284,293
Derivatives	—	63,834	—	63,834
Other ivested assets	27,641	49,724	85,134	162,499
Separate account assets	84,266	—	557,315	641,581

General account liabilities:
Derivative liabilities	—	—	—	—

The Company may reclassify assets reported at fair value on a recurring basis between levels of the SSAP No. 100R fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There are no transfers between Level 1 and Level 2 during the years ended December 31, 2022 and 2021.

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value for the years ended December 31, 2022 and 2021:

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2021	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2022

Bonds	$24,705	—	(1,471)	—	—	—	(23,234)	—	—
Common stocks	70,728	(9,484)	(1,798)	14,625	(4,738)	20,936	—	—	90,269
Other invested assets	85,134	—	9,432	—	(13,968)	—	—	—	80,598
Separate account assets/ liabilities	557,315	69,142	—	—	—	—	(32,354)	—	594,103

Total	$737,882	59,658	6,163	14,625	(18,706)	20,936	(55,588)	—	764,970

								Transers to/	Ending
	Balance,	Total gains or losses						from sepearte	balance,
	December 31,	Included in	Included			Transfer into	Transfer out	account assets/	December 31,
	2020	net income	in Surplus	Purchases	Sales	Level 3	of Level 3	liabilities	2021

Bonds	$2,074	—	(3,942)	8,169	—	20,479	(2,075)	—	24,705
Common stocks	75,354	40	(8,209)	18,447	(24,254)	33,350	(24,000)	—	70,728
Other invested assets	—	—	—	—	—	—	85,134	—	85,134
Separate account assets/ liabilities	561,746	37,838	—	—	(21,842)	—	(20,427)	—	557,315

Total	$639,174	37,878	(12,151)	26,616	(46,096)	53,829	38,632	—	737,882

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3:

	December 31, 2022
	Assets/			Input/range
	liabilities		Unobservable	of inputs
	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)

Assets:
Common stock
Industrial	27,964	Cost/trade price	Cost/trade price	N/A
Industrial		Cost/third party valuation	Trade price, third party	N/A
	62,305		valuation	N/A
Other invested assets	80,598	Cost/trade price	Cost/trade price	N/A
Total equities	$170,867

Separate accounts:
Funds	594,103	Net asset value	Net asset value	N/A

Total separate accounts	$594,103

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	December 31, 2021
	Assets/			Input/range
	liabilities		Unobservable	of inputs
	measured at	Valuation	input	(weighted
	fair value	technique(s)	description	average)

Assets:
Bonds:
Other debt obligations	$8,527	Distressed pricing	3rd party valuation	N/A
Other debt obligations	16,178	Distressed pricing	3rd party valuation	N/A
Total bonds	$24,705
Equities:
Industrial	66,578	Cost/trade price	Cost/trade price	N/A
Industrial	4,150	Model price	Expected recovery	N/A
Total equities	$70,728

Separate accounts:
Funds	557,315	Net asset value	Net asset value	N/A
Total separate accounts	$557,315

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(4)	Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2022 and 2021 are as follows:

	2022
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value

Bonds:
U.S. governments	$120,429	1,010	(7,321)	114,118
U.S. states, territories and possessions	11,129	—	(1,071)	10,058
U.S. political subdivisions of states, territories and possessions	132,066	6	(33,512)	98,560
U.S. special revenue, special assessment obligations	3,101,113	2,208	(573,007)	2,530,314
Industrial and miscellaneous unaffiliated	13,847,611	48,568	(1,117,961)	12,778,218
Hybrid securities	130,329	1,629	(13,422)	118,536
Total bonds	17,342,677	53,421	(1,746,294)	15,649,804

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$283,243	2,485	(5,898)	279,830

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$284,019	591	(39,128)	245,482

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	2021
		Gross	Gross
	Carrying	unrealized	unrealized	Estimated
	value	gains	losses	fair value
Bonds:
U.S. governments	$347,956	12,584	(1,295)	359,245
U.S. states, territories and possessions	21,211	3,822	—	25,033
U.S. political subdivisions of states, territories and possessions	119,011	4,410	(6)	123,415
U.S. special revenue, special assessment obligations	2,424,071	64,940	(12,816)	2,476,195
Industrial and miscellaneous unaffiliated	14,035,390	415,460	(47,101)	14,403,749
Hybrid securities	203,623	4,817	(358)	208,082
SVO identified funds	3,606	46	—	3,652
Total bonds	17,154,868	506,079	(61,576)	17,599,371

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Common stocks	$274,063	10,916	(668)	284,311

		Gross	Gross
		unrealized	unrealized	Estimated
	Cost	gains	losses	fair value
Preferred stocks	$307,980	2,257	—	310,237

As of December 31, 2022 and 2021, bonds with a carrying value of $6,355 and $4,361, respectively, are on deposit with various state insurance departments to meet regulatory requirements, which is approximately 0.03% of admitted assets.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2022 and 2021:

	2022
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$81,070	(6,721)	4,503	(600)	85,573	(7,321)
U.S. States, territories and possessions	10,058	(1,071)	—	—	10,058	(1,071)
U.S. political subdivisions of states, territories and possessions	40,684	(10,355)	56,844	(23,158)	97,528	(33,513)
U.S. special revenue, special assessment obligations	941,869	(134,749)	1,571,071	(438,258)	2,512,940	(573,007)
Industrial and miscellaneous unaffiliated	8,848,278	(710,974)	2,313,878	(404,314)	11,162,156	(1,115,288)
Hybrid securities	73,967	(11,429)	17,940	(1,993)	91,907	(13,422)
Total bonds	$9,995,926	(875,299)	3,964,236	(868,323)	13,960,162	(1,743,622)
Common stocks	$12,177	(3,002)	7,025	(2,896)	19,202	(5,898)
Preferred stocks	$23,560	(12,031)	80,712	(27,097)	104,272	(39,128)

	2021
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
Bonds:
U.S. governments	$89,054	(1,295)	—	—	89,054	(1,295)
U.S. States, territories and possessions	—	—	—	—	—	—
U.S. political subdivisions of states, territories and possessions	94	(6)	—	—	94	(6)
U.S. special revenue, special assessment obligations	1,165,703	(12,806)	244	(10)	1,165,947	(12,816)
Industrial and miscellaneous unaffiliated	1,934,309	(20,796)	947,567	(26,305)	2,881,876	(47,101)
Hybrid securities	36,964	(337)	3,880	(21)	40,844	(358)
SVO identified funds	—	—	—	—	—	—
Total bonds	$3226,124	(35,240)	951,691	(26,336)	4,177,815	(61,576)
Common stocks	$7,691	(303)	8,438	(365)	16,129	(668)
Preferred stocks	$—	—	—	—	—	—

These securities are included in the Company’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are OTTI. Of all the debt securities in an unrealized loss position as of December 31, 2022 and 2021, 90.7% and 77.1% of the securities are rated investment grade, and 9.3% and 22.9% of the securities are rated as noninvestment grade. Investment grade is defined as those securities rated a

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

“1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The Company believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future OTTI will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, OTTI may be incurred in upcoming periods.

The Company recognized total realized losses for OTTI of $19,454 and $51,900 during 2022 and 2021, respectively. In 2021, $33,000 in OTTI was attributable to a wholly owned agent subsidiary. The Company recognized no realized losses for OTTI of loan-backed securities during 2022 and 2021, respectively.

There were no loan-backed and structured securities as of December 31, 2022 and 2021, with a recognized OTTI for which the present value of cash flows expected to be collected was less than the amortized cost basis of the securities at the time of impairment.

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds as of December 31, 2022 by contractual maturity are as follows:

	Carrying
	value	Fair value
Due in one year or less	$197,388	193,212
Due in one year through five years	2,306,603	2,242,738
Due in five years through ten years	3,852,407	3,625,060
Due after ten years	4,104,040	3,527,733
	10,460,438	9,588,743
Mortgage-backed and other asset-backed	6,882,239	6,063,733
Total	$17,342,677	15,652,476

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans at December 31, 2022 are as follows:

			Percent of
			Admitted
Issuer	Type	Amount	total assets
American Media Productions, LLC	Bonds	$350,000	1.4%
LCN LLC	Bonds/OIA	287,486	1.1
FNMA	Bonds	209,979	0.1
Kosmos Management, LLC	Bonds	190,000	0.8
FNMA	Bonds	153,845	0.6
CIFC Corp.	Bonds	150,000	0.6
Greywolf Capital Management, LP	Bonds	110,762	0.4
Plus Power Enterprises TL	Bonds	100,000	0.4
FHLCM	Bonds	97,147	0.4
Danetown Funding LLC TL	Bonds	95,624	0.4

The table below indicates the amount of FHLB stock purchased/owned, which is 0.70% and 0.73% of admitted assets as of December 31, 2022 and 2021, respectively:

	2022	2021
FHLB stock purchased/owned as part of the agreement:
Membership stock – Class A	$—	—
Membership stock – Class B	10,000	10,000
Activity stock	166,025	172,025
Excess stock	—	—
Aggregate total	$176,025	182,025

Membership stock				6 Months to
(Class A and B)	Current year	Not eligible	Less than 6	less than	1 to Less
eligible for redemption	total	for redemption	months	1 year	than 3 years	3 to 5 Years
Class A	$—	—	—	—	—	—
Class B	10,000	—	—	—	—	10,000

Subprime Mortgage Related Risk Exposure

The Company does not have any direct exposure through investments in subprime mortgage loans.

Reverse Repurchase Agreements Transactions Accounted for as Secured Lending

The Company is authorized to enter into reverse repurchase agreements pursuant to the Company’s investment guidelines. Each reverse repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparty. Under the terms of an MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar, investments back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

new reverse repurchase agreement with the same counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and its assessment of the counterparty and collateral’s performance.

In order to mitigate the risk of a loss in value of the collateral securities, the Company requires its counterparties to provide assets in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less than 102%. Each of the Company’s reverse repurchase agreements has a short duration, which further mitigates potential financial risks associated with these transactions.

The following provides information related to reverse repurchase activity for 2022. The Company had no reverse repurchase agreements at December 31, 2021.

	Year Ended December 31, 2022
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	—	—	—	125,000

Ending balance
One week to one month	$—	—	—	—
One to three months	—	—	—	—
Three months to one year	—	—	—	125,000

Fair value of securities acquired under repo
Maximum amount	$—	—	—	125,000
Ending balance	—	—	—	125,000

All reverse repurchase agreements were considered secured borrowing in 2022 for which all securities acquired under these arrangements were NAIC 1 rated instruments.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company is authorized to enter into repurchase agreements pursuant to the Company’s investment guidelines. Each repurchase agreement must be evidenced by a Master Repurchase Agreement (“MRA”) or other written agreement between the Company and its counterparties. Under the terms of the MRAs, the Company sells investments to the counterparty and the Company agrees to repurchase the same or similar investments back from the counterparty on a specific date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with the same counterparty. The Company’s decision to do so is dependent on the Company’s liquidity needs and its assessment of the creditworthiness of the counterparty and the collateral’s performance.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The following provides information related to repurchase ending quarterly balances during 2022. The Company had no repurchase agreements at December 31, 2021.

	2022
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Original flow and residual maturity
Maximum amount
One week to one month	$—	81,263	81,263	—
One to three months	—	134,746	134,746	253,136
Three months to one year	—	—	—	—

Ending balance
One week to one month	$—	81,263	965	—
One to three months	—	134,746	23,731	253,136
Three months to one year	—	—	—	—

Fair value of securities acquired under repo
Maximum amount	$—	197,244	23,460	242,219
Ending balance	—	197,244	23,460	242,219

(5)	Mortgage Loans

The Company purchases mortgages that are collateralized by commercial real estate and residential real estate. The Company had no commercial mortgages with interest due greater than 30 days past due and 31 residential mortgages with $640 in interest due greater than 30 days past due at the end of 2022. The Company had one commercial mortgage with no interest due (in foreclosure) and 256 residential mortgages with $2,900 in interest due greater than 30 days past due at the end of 2021. The aggregate ratio of amounts loaned to the fair value of collateral (loan-to-value ratio) for commercial mortgage loans originated during 2022 and 2021 were 58% and 57% with a maximum of 68% and 77% for any single loan during both 2022 and 2021, respectively. In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. In 2022 and 2021, the Company recorded a valuation allowance on residential mortgages of $6,015 and $5,868 at December 31, 2022 and 2021, respectively. Commercial and residential mortgages have interest rates ranging from 2.5% to 13.9% per annum. During 2022 and 2021, the Company did not reduce coupon rates on any outstanding mortgages. The Company has accrued interest on mortgages of $16,518 and $16,299 at December 31, 2022 and 2021, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The tables below provide additional information regarding commercial and residential mortgage loans:

	December 31, 2022		December 31, 2021
	Carrying	Percent of	Carrying	Percent of
Collateral type	value	total	value	total
Multifamily	$1,045,859	27.6%	$826,224	26.0%
Other	761,619	20.1%	499,263	15.7%
Industrial	699,168	18.5%	594,471	18.7%
Office buildings	411,422	10.9%	364,534	11.5%
Retail	247,263	6.5%	287,606	9.1%
Residential	619,030	16.4%	605,791	19.1%
Total before allowance	3,784,361	100.0%	3,177,889	100.0%
Valuation allowance	(6,015)		(5,868)
Total	$3,778,346		$3,172,021

	December 31, 2022		December 31, 2021
	Carrying	Percent of	Carrying	Percent of
Geographic region	value	total	value	total
East	$614,511	16.2%	$546,894	17.2%
Midwest	664,368	17.6%	614,106	19.3%
South	1,064,171	28.1%	937,042	29.5%
West	1,432,632	37.9%	1,073,500	33.8%
Foreign	8,679	0.2%	6,347	0.2%
Total	$3,784,361	100.0%	$3,177,889	100.0%

The Company uses an internal rating system based upon the NAIC Risk Based Capital (RBC) methodology as its primary method of monitoring credit quality. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system AAA-highest quality to BB-low quality (watch) and then D-default or F-foreclosure) and estimated spreads for these loans over the U.S. Treasury yield curve corresponding to the remaining maturity. Spreads are updated monthly and loans are reviewed and rated annually with adjustments should significant changes occur during the year.

Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment and the current performance characteristics of the loan. A lower risk rating, as well as an increase in spreads would result in a decrease in discounted cash flows, and accordingly a lower fair value of the loan. We will then review the asset collateral value to determine the market value of the asset and therefore our loan value. This would involve either an outside appraisal of the property or an internal valuation based upon discussions with brokers and or appraisers in the immediate market and then desktop valuation of the asset using the direct capitalization approach to the value of the collateral.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The following table illustrates the Company’s commercial mortgage loan portfolio categorized by the five risk cohorts established for risk based capital which take into consideration loan-to-value and debt service coverage ratios to evaluate the relative risk of each commercial mortgage. Also provided is the equivalent Moody’s designation:

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,311,070	1,632,168	214,122	7,972	—	3,165,332

	December 31, 2021
					CCC and
	AAA/AA/A	BBB	BB	B	lower	Total
Commercial loans	$1,081,644	1,225,235	144,993	115,809	4,415	2,572,096

(6)	Net Investment Income

Major categories of net investment income for the years ended December 31, 2022 and 2021, are summarized as follows:

	2022	2021
Income (loss):
Bonds	$874,247	836,579
Preferred stock (unaffiliated)	20,944	13,567
Common stock (unaffiliated)	21,196	11,149
Mortgage loans	162,311	130,220
Real estate	155	—
Policy loans	454	489
Short-term investments	58,145	29,971
Derivative instruments	(83,131)	12,919
Assumed investment income	7,910	13,570
Ceded investment income	(151,427)	(164,930)
Other invested assets	99,148	325,093
Other	1,441	368
Total gross investment income	1,011,393	1,208,995
Investment expense	(23,257)	(15,688)
Net investment income before amortization of net IMR gains	988,136	1,193,307
Amortization of IMR gains	15,791	15,078
Net investment income	$1,003,927	1,208,385

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	2022	2021
Net realized gains/(losses):
Gross gains	$48,800	210,822
Gross (losses)	(129,082)	(104,515)
Amounts assumed/(ceded)	6,883	(73,208)
Net realized gains/(losses)	(73,399)	33,099
Net gains/(losses) allocated to IMR	(86,280)	78,503
Net gains/(losses) allocated to AVR	12,881	(45,404)
Net realized gains/(losses)	(73,399)	33,099
Net gains/(losses) allocated to AVR	12,881	(45,404)
Tax (benefit) expense	2,705	(9,535)

Reported net realized gains/(losses)	$10,176	(35,869)

Proceeds from sales of investments in bonds (excluding maturity proceeds) during 2022 and 2021 were $1,173,650 and $3,558,212, respectively. Gross gains of $6,024 in 2022, $147,992 in 2021 and gross losses of $76,764 in 2022 and $9,132 in 2021 were realized on those sales.

(7)	Derivative Instruments

In 2021 and prior, the Company accounted for its financial options and interest rate swaps/forwards in accordance with SSAP No. 86, Derivatives (SSAP no. 86) (see note 2). SSAP No. 86 requires derivative instruments used in hedging transactions that meet the prescribed criteria of a highly effective hedge to be valued and reported in a manner consistent with the hedged asset or liability (referred to as hedge accounting). The Company does not currently employ hedge accounting for interest rate swaps/forward in derivative instruments in 2022 or derivative instruments in 2021. Beginning in 2022, the Company began accounting for financial options under the Iowa Prescribed Method in connection with the permitted practice discussed further in Note 2 of the statutory financial statements.

(a)	Financial Options

Through November, 2022, the Company purchases over the counter index options through its wholly-owned subsidiary, ET IHL II, to hedge against certain equity indexed liabilities. In November, 2022, ET IHL IT transferred all remaining index options to the Company at cost in connection with the permitted practice discussed in Note 2. These options compensate the Company for any market appreciation over the strike price, and hedges or offsets certain insurance obligations that also increase when market appreciation exceeds a minimum level. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance records minimizes the risk of counterparty default. Changes in the fair value of these instruments were reported through net investment income by ET IHL II and unrealized gains and losses by the Company. On April

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

1, 2021, ET IHL II transferred all options to the Company held in connection with the Company’s ceded reinsurance agreements discussed in Note 6. In connection with the transfer, ET IHL II transferred options with a cost and market value of $29,157 and $54,786, respectively. As this was deemed a non-economic related party transaction, the transfer was executed at cost and accordingly, a $25,629 unrealized gain was recognized.

(b)	Interest Rate Swaps

The Company may utilize interest rate swaps to hedge interest rate risk. These swaps are considered to be economic hedges. The Company generally limits its selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. Purchasing such agreements from financial institutions with long standing performance history minimizes the risk of counterparty default. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not enter into interest rate swaps during 2022 or 2021.

(c)	Currency Swaps, FX Forwards, and Futures

The Company utilizes currency swaps, FX forwards or futures agreements to reduce exposure to exchange rate risk on nondollar investments. The strategy the insurer uses is to provide the funding for the investment they sell in U.S. dollars and buy the underlying foreign currency in the spot market. The insurer also enters into a forward contract with a counterparty, usually a one, three or six month transaction to sell the foreign currency and buy U.S. dollars at the forward exchange rate. The notional amount of the hedge is equal to the book value of the security. At the maturity date of the forward contract, the transaction is terminated by the insurer making or receiving a payment in U.S. dollars to/from the counterparty based upon movement in the currency. The Company then hedges the book value of the position by entering into a new forward contract. This process continues until the maturity or sale of the security. Changes in fair value of these instruments are reported as a change in unrealized capital gains or losses until maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

A summary of derivative asset and liability positions held by the Company as of December 31, 2022 and 2021, including carrying value and estimated fair values, appears below:

	December 31, 2022				December 31, 2021
	Number of		Carrying	Estimated	Number of	Carrying	Estimated
	contracts		value	fair value	contracts	value	fair value
Financial options	2,658		$130,558	125,193	961	$46,790	46,790
Foreign currency forward	3		953	953	3	9,515	9,515
Financial futures	—		$—	—	—	$—	—
Foreign currency swaps	—		—	—	2	7,529	7,529
Interest rate swaps	—		—	—	—	—	—
Total derivatives	2,661	$	`131,511	126,146	966	$63,834	63,834

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The effects of the Company’s use of derivative instruments on the statements of operations and changes in capital and surplus for the years ended December 31, 2022 and 2021 were as follows:

		December 31, 2022			December 31, 2021
		Change in	Net		Change in	Net
		unrealized	realized		unrealized	realized
		capital	capital	Net	capital	capital	Net
		gains	gains	investment	gains	gains	investment
		(losses)	(losses)	income	(losses)	(losses)	income
Financial options	Asset	$—	—	(82,425)	19,964	—	—
Foreign currency forwar	Asset	(8,751)	—	—	—	—	—
Financial futures	Both	—	—	—	—	—	—
Foreign currency swap	Both	—	—	—	13,233	(1,522)	12,919
Interest rate swap	Asset	—	—	—	—	—	—
Total derivatives		$(8,751)	—	(82,425)	33,197	(1,522)	12,919

The Company ceded realized (losses) gains totaling $(2,066) and $35,150 during 2022 and 2021, respectively. The Company ceded option amortization expense totaling $13,779 and $0 at December 31, 2022 and 2021, respectively. The Company received cash collateral related to derivative transactions totaling $81,892 and $0 at December 31, 2022 and 2021, respectively. When collateral is received, it is invested and included in the statements of admitted assets, liabilities, capital and surplus in derivative collateral liabilities. No off-balance sheet collateral was held at December 31, 2022 or 2021.

The Company uses derivatives for hedging risks related to equity markets, interest rates, and foreign exchange rates and the details for those uses and the parameters around the Company’s management of derivatives is further documented in the Company’s Derivative Use Plan.

The Company is exposed to limited counterparty credit risk (the risk that the counterparty fails to perform under the terms of the derivative contract). The Company purchases derivatives from multiple counterparties and evaluates the creditworthiness of the counterparties at the time of purchase. While the contracts require the Company to pay an upfront premium, the counterparties are required to pledge collateral to the Company per the terms of the collateral support documents which further mitigates potential credit risk. The credit exposure is the fair value of the derivative instruments as of December 31, 2022 and 2021, as disclosed above. Cash is required at the initiation of the contract and contracts are settled for value at termination.

(8)	Federal Income Taxes

Federal income taxes are calculated and presented in accordance with SSAP No. 101, Income Taxes,

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Current income taxes consist of the following major components:

	December 31
	2022	2021
Current income tax:
Federal	$45,753	118,286
Subtotal	45,753	118,286
Federal income tax expense (benefit) on net capital gains	(15,414)	6,951
Other	1,001	13,751
Total federal and foreign income taxes expense (benefit)	$31,340	138,988

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains and losses. The significant items causing this difference for the years ended December 31, 2022 and 2021 are as follows:

	December 31, 2022
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$271,652	57,047	21.00%
Investment related	(42,446)	(8,914)	(3.28)%
Insurance reserve adjustment	154,887	32,526	11.97%
Wholly owned disregarded entities	(213,443)	(44,823)	(16.50)%
Other tax adjustments	(5,147)	(1,104)	(0.42)%
Total	$165,503	34,732	12.77%

Federal income taxes incurred		31,340	11.54%
Change in net deferred income taxes		3,392	1.23%
Total statutory income taxes		34,732	12.77%

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	December 31, 2021
		Statutory 21%	Effective tax
	Amount	tax effect	rate
Income before taxes (including realized capital gains/(losses))	$443,613	93,159	21.00%
Investment related	(31,073)	(6,526)	(1.47)%
Wholly owned disregarded entities	164,934	34,636	7.81%
Other tax adjustments	789	119	0.01%
Total	$578,263	121,388	27.35%

Federal income taxes incurred		138,988	31.33%
Change in net deferred income taxes		(17,600)	(3.98)%
Total statutory income taxes		121,388	27.35%

The components of the net deferred tax asset (liability) at December 31, 2022 and 2021 are as follows:

	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	T otal
Gross deferred tax assets	$118,708	28,029	146,737	148,470	12,540	161,010	(29,762)	15,489	(14,273)
Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	118,708	28,029	146,737	148,470	12,540	161,010	(29,762)	15,489	(14,273)
Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	—
Subtotal – (gross admitted deferred tax asset)	118,708	28,029	146,737	148,470	12,540	161,010	(29,762)	15,489	(14,273)
Deferred tax liabilities	129,083	12,829	141,912	147,865	21,775	169,640	(18,782)	(8,946)	(27,728)
Net admitted deferred tax asset (liability)	$(10,375)	15,200	4,825	605	(9,235)	(8,630)	(10,980)	24,435	13,455

	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	15,277	15,277	—	8,319	8,319	—	6,958	6,958
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	50,355	3,355	53,710	65,864	—	65,864	(15,509)	3,355	(12,154)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,355	3,355	53,710	65,864	—	65,864	(15,509)	3,355	(12,154)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	257,806	XXX	XXX	245,796	XXX	XXX	12,010
Adjusted gross deferred tax assets offset by gross deferred tax	—			—
liabilities	68,353	9,397	77,750	82,606	4,221	86,827	(14,253)	5,176	(9,077)

Deferred tax assets admitted as the result of application of SSAP 101	$118,708	28,029	146,737	148,470	12,540	161,010	(29,762)	15,489	(14,273)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Description	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	835.35%	789.05%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$2,038,811	1,876,618

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$118,708	28,029	148,470	12,540	(29,762)	15,489
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—	—	—	—	—	—
Net admitted adjusted gross deferred tax assets	118,708	28,029	148,470	12,540	(29,762)	15,489
Percentage of net admitted adjusted gross deferred tax assets by tax character admitted because of the impact of tax planning strategies	—	—	—	—	—	—

The Company does not have deferred tax liabilities that it has not recognized.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2022 and 2021 are as follows:

	December 31
	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$94,951	126,007	(31,056)
Deferred acquisition costs	22,438	22,307	131
Fixed assets	—	—	—
Receivables-nonadmitted	9	112	(103)
Other (including items <5% of total ordinary tax assets)	1,310	44	1,266
Subtotal	118,708	148,470	(29,762)
Admitted ordinary deferred tax assets	118,708	148,470	(29,762)
Capital:
Investments	27,998	11,308	16,690
Real estate	31	1,232	(1,201)
Subtotal	28,029	12,540	15,489
Admitted capital deferred tax assets	28,029	12,540	15,489
Admitted deferred tax assets	146,737	161,010	(14,273)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	December 31
	2022	2021	Change
Deferred tax liabilities:
Ordinary:
Investments	$30,392	25,563	4,829
Policyholder reserves	98,464	122,257	(23,793)
Fixed Assets	227	45	182
Other (including items <5% of total ordinary tax assets)	—	—	—
Subtotal	129,083	147,865	(18,782)

Capital:
Investments	12,549	21,495	(8,946)
Other (including items <5% of total capital tax assets)	280	280	—
Subtotal	12,829	21,775	(8,946)

Deferred tax liabilities	141,912	169,640	(27,728)
Net deferred tax assets/liabilities	4,825	(8,630)	13,455

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the annual statement):

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	December 31,
	2022	2021	Change

Total deferred tax assets	$146,737	161,010	(14,273)
Total deferred tax liabilities	141,912	169,640	(27,728)

Net deferred tax asset/ (liability)	4,825	(8,630)	13,455

Statutory valuation allowance adjustment	—	—	—

Net deferred tax asset/ (liability) after valuation allowance	$4,825	(8,630)	13,455

Tax effect of unrealized (gains)/losses			(16,847)
Statutory valuation allowance adjustment allocated to unrealized			—
Other intraperiod allocation of deferred tax movement			—

Change in net deferred income tax ((expense)/benefit)			$(3,392)

At December 31, 2022 and 2021, the Company did not have any operating loss carryforwards, or AMT credit carryforwards. In 2022 the Company incurred capital losses that can be carried back or forward depending on the capital gains available for recoupment.

The Company has no amounts or deposits admitted pursuant to Section 6603 of the Internal Revenue Code.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses as of December 31, 2022, 2021 and 2020:

	Ordinary	Capital	Total
2020	—	4,626	4,626
2021	—	41,689	41,689
2022	—	—	—

The Company has reviewed open tax years for the major jurisdictions and has concluded that there is no significant federal income tax liability resulting from uncertain tax positions. As of 12/31/2022 the calendar years 2018 through 2021 remain open for examination by the Internal Revenue Service. The tax returns for years 2018 and 2019 are under the IRS examination as of 12/31/2022. As part of the examination statutes of limitations for years 2015 through 2017 had been extended since those were the years amended as part of ordinary and capital losses carryback claims.

The Inflation Reduction Act was enacted in 2022. The Act created the new Corporations Alternative Minimum Tax (“CAMT”), which imposes a 15% minimum tax on the adjusted financial statement

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

income of large corporations for taxable years beginning after December 31, 2022. The CAMT generally applies to large corporations with three-year average annual financial statement income exceeding $1 billion. The Company has determined that it will not be subject to CAMT based on the financial income average under $1 billlion.

The Company has determined that all deferred tax assets are recoverable and therefore a valuation allowance is not needed.

(9)	Reinsurance

EquiTrust is involved in the assumption and cession of life insurance risk through various coinsurance agreements with former affiliated and nonaffiliated companies. The effects of these agreements on the components of net income in the accompanying statements of operations for the years ended December 31, 2022 and 2021 are as follows:

	2022		2021
	Assumed	Ceded	Assumed	Ceded

Premiums	$5,097	9,967	5,713	11,156
Annuity and surrender benefits	59,771	373,177	67,864	329,595
Increase in policy reserves	(289,434)	170,558	(34,374)	(89,722)

The funds withheld assets and liabilities, as well as assumed reserves, ceded reserves and statutory reserves credits for the years ended December 31, 2022 and 2021 are as follows:

December 31, 2022
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
American Equity Investment Life	Non-Affiliate	—	322,266
		$—	322,266

		Funds withheld	Ceded
		Liability	Reserve Balance
Ceded:
Clear Spring Life & Annuity Company	Former Affiliate	1,740,660	1,728,567
Heritage Life Insurance Company	Non-Affiliate	2,666	826,014
Atlanta Life Insurance Company	Non-Affiliate	330,661	330,661
		$2,073,987	2,885,242

		Modified	Ceded
		Coinsurance	Reserve Balance
Ceded:
Aureum Reinsurance Co	Non-Affiliate	1,127,002	125,222
		$1,127,002	125,222

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

December 31, 2021
		Funds withheld	Assumed
Reinsurance Counterparty	Designation	Asset	Reserve Balance
Assumed:
Clear Spring Life & Annuity Company	Former Affiliate	$261,651	246,118
American Equity Investment Life	Non-Affiliate	—	369,358

		$261,651	615,476

		Funds withheld	Ceded
Ceded:		Liability	Reserve Balance
Clear Spring Life & Annuity Company	Former Affiliate	1,836,783	1,826,458
Heritage Life Insurance Company	Non-Affiliate	9,434	910,277
		$1,846,217	2,736,735

		Modified	Ceded
Ceded:		Coinsurance	Reserve Balance
Aureum Reinsurance Co	Non-Affiliate	1,199,333	133,259
		$1,199,333	133,259

To the extent that any reinsuring companies are unable to meet obligations under the aforementioned reinsurance agreements, the Company would remain liable for business ceded.

(10)	Related Parties

EquiTrust has a management service agreement with Guggenheim Partners Investment Management, LLC, a former affiliated company. This agreement provides the Company with access to accounting, tax, actuarial, investment and information services. The effects of this agreement on the components of net income in the accompanying statements of operations for the years ended December 31, 2022 and 2021 are as follows:

	2022	2021
Guggenheim Partners Investment Management incurred expenses	$855	1,241

As discussed in note 9, the Company has various reinsurance agreements with a former affiliate.

The Company has an investment of $25,800 with EquiTrust Principal Investment Company, LLC, an affiliated entity at December 31, 2022 and 2021. This investment is included in Other Invested Assets in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The distributed earnings and U.S. GAAP Equity method valuation for ET IHL II for the years ended December 31, 2022 and 2021 are as follows:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	2022	2021
ET IHL II
Distributed earnings from other invested assets	$—	243,400
GAAP equity method	$—	354,147

The Company made cash contributions of $0 and $64,443 to ET IHL II in 2022 and 2021, respectively.

Prior to November 2022, ELIC has provided a guarantee to ET IHL II for its obligations that arise out of the ET IHL II futures accounts and options on futures accounts (collectively, the Accounts). The Accounts were established pursuant to Accounts agreements entered into between the Company and ET IHL II for the purposes of executing, clearing and/or carrying futures contracts, options contracts and/or over-the-counter derivative products. In the event that ET IHL II is unable to meet its obligations under its applicable agreement, ELIC has agreed to fulfill such obligations. The potential obligations under the parent guarantee for ELIC includes covering (i) any funding shortfalls related to contracts and agreements to purchase securities or commodities, swap agreements, margin loans, repurchase agreements pursuant to the applicable ET IHL II agreement; and (ii) any costs incurred to enforce or protect its rights under the applicable ET IHL II agreement. In connection with the permitted practice discussed in Note 2 of the statutory financial statements, ET IHL II was dissolved in 2022.

Effective April 1, 2019, the Company is party to a Master Agency Agreement and an Employee Transition Services Agreement with EquiTrust Insurance Marketing Services, LLC (EIMS) a newly formed, wholly-owned subsidiary of EquiTrust Holdings, LLC. EquiTrust Holdings, LLC is a parent of the Company. Pursuant to the agreement, the Company provides transition services and EIMS provides various agency management and insurance marketing services. Fees are accrued monthly and settled quarterly in arrears. Pursuant to the Master Agency Agreement with EIMS, the Company makes trail commission payments to EIMS on certain products through the end of surrender periods. The Company made commission payments to EIMS of $153,081 and $115,681 in 2022 and 2021, respectively. The commission payments are reported on the statements of operations as commissions under benefits and expenses. Effective February 28, 2021, the Company no longer makes trail commission payments and all commissions are expensed as incurred. Refer to Note 2(h) for additional information.

The Company has invested assets in three wholly owned subsidiary agencies, Searcy Insurance Agency, LLC, Lavallette Insurance Agency, LLC, and Divinshire Insurance Agency, LLC. Prior to 2020, these subsidiary agencies were recorded at amortized cost and non-admitted assets due to the lack of audited financial statement information in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The distributed earnings and U.S. GAAP Equity method valuation for the three subsidiary agencies for the years ended December 31, 2022 and 2021 are as follows:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	2022	2021
Searcy Insurance Agency, LLC
Distributed earnings	$—	—
GAAP equity method	$7,344	10,006

Lavallette Insurance Agency, LLC
Distributed earnings	$—	—

GAAP equity method	$21	25

Divinshire Insurance Agency, LLC
Distributed earnings	$—	(33,000)
GAAP equity method	$—	—

The Company did not make any cash contributions to the three subsidiary agencies in 2022 and 2021.

(11)	Policy Liabilities

The Company has $813,783 and $870,603 of life insurance reserves at December 31, 2022 and 2021, respectively. The amount of insurance in force for which gross premiums are less than the net premiums according to the valuation standard required by the Arizona Department of Insurance was $3,177 and $3,077 at December 31, 2022 and 2021, respectively.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Several methods are employed in reserving for substandard lives, depending upon the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases the extra reserve held is equal to one-half the gross annual premium. There is one plan where substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age.

Tabular interest, tabular cost and tabular less actual reserves release have been determined by formula for all insurance and annuities, respectively, except for universal life and variable universal life where tabular interest was determined from basic policy data. Tabular interest on funds not involving life contingencies has been determined by accounting data.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

As of December 31, 2022, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$13,296.4	$—	$—	$13,296.4	80.9
		b.	At book value less current surrender charge of 5% or more	515.7	—	—	515.7	3.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	13,812.1	—	—	13,812.1	84.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	1,763.3	—	32.8	1,796.2	10.9

	(2)		Not subject to discretionary withdrawal	97.4	—	721.2	818.6	5.0
	(3)		Total (gross: direct + assumed)	15,672.8	—	754.1	16,426.9	100.0%
	(4)		Reinsurance ceded	2,310.1	—	32.9	2,343.4
	(5)		Total net (3) - (4)	$13,362.2	$—	$721.2	$14,083.5
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$183.9	$—	$—	$183.9

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
B.	Group annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,808.6	$—	$—	$1,808.6	93.2%
		b.	At book value less current surrender charge of 5% or more	1.7	—	—	1.7	0.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1,810.3	—	—	1,810.3	93.3
		e.	At book value without adjustment (minimal or no charge or adjustment)	118.3	—	—	118.3	6.1
	(2)		Not subject to discretionary withdrawal	12.4	—	—	12.4	0.6
	(3)		Total (gross: direct + assumed)	1,940.9	—	—	1,940.9	100.0%
	(4)		Reinsurance ceded	418.3	—	—	418.3
	(5)		Total net (3) - (4)	$1,522.6	$—	$—	$1,522.6
	(6)		Amount included in B(1)b above that will move to B(1)e in the year	$0.3	$—	$—	$0.3

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
C.	Deposit-type contracts (no life contingencies):
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$509.9	$—	$—	$509.9	10.1%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	509.9	—	—	509.9	10.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	316.9	—	—	316.9	6.3
	(2)		Not subject to discretionary withdrawal	4,213.8	—	—	4,213.8	83.6
	(3)		Total (gross: direct + assumed)	5,040.5	—	—	5,040.5	100.0%
	(4)		Reinsurance ceded	316.9	—	—	316.9

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

(5)	Total net (3) - (4)	$4,723.7	$—	$—	$4,723.7
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
			Account value	Cash value	Reserve	Account value	Cash value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;

	(1)	Term policies with cash value	$—	$21.2	$1.5	$—	$—	$—
	(2)	Universal life	88.2	87.4	92.5	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4)	Indexed universal life	735.4	718.7	736.1	—	—	—
	(5)	Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance	—	1.4	1.4	—	—	—
	(8)	Variable life	—	—	—	—	—	—
	(9)	Variable universal life	6.4	6.3	6.4	29.9	29.9	29.9
	(10)	Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	—	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	—	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
C.	Total (gross: direct + assumed)		830.1	835.1	838.6	29.9	29.9	29.9
D.	Reinsurance ceded		18.2	40.6	24.8	29.9	29.9	29.9
E.	Total (net) (C) - (D)		$811.8	$794.4	$813.8	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

As of December 31, 2021, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
A.	Individual annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$12,747.7	$—	$—	$12,747.7	81.2%
		b.	At book value less current surrender charge of 5% or more	542.7	—	—	542.7	3.5
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	13,290.4	—	—	13,290.4	84.7
		e.	At book value without adjustment (minimal or no charge or adjustment)	1,580.1	—	45.7	1,625.8	10.4
	(2)		Not subject to discretionary withdrawal	101.0	—	673.9	775	4.9
	(3)		Total (gross: direct + assumed)	14,971.5	—	719.6	15691.2	100.0%
	(4)		Reinsurance ceded	2,211.4	—	45.7	2257.1
	(5)		Total net (3) - (4)	$12,760.1	$—	$673.9	$13434.1
	(6)		Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$41.7	$—	$—	$41.7

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
B.	Group annuities:
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$1,966.5	$—	$—	$1,966.5	94.5%
		b.	At book value less current surrender charge of 5% or more	1.8	—	—	1.8	0.1
		c.	At fair value	—	—	—	—	0.0
		d.	Total with market value adjustment or at fair value (total of a-c)	1968.3	—	—	1968.3	94.6
		e.	At book value without adjustment (minimal or no charge or adjustment)	98.3	—	—	98.3	4.7
	(2)		Not subject to discretionary withdrawal	14.1	—	—	14.1	0.7
	(3)		Total (gross: direct + assumed)	2080.7	—	—	2080.7	100.0%
	(4)		Reinsurance ceded	393.4	—	—	393.4
	(5)		Total net (3) - (4)	$1687.3	$—	$—	$1687.3
	(6)		Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$1.8	$—	$—	$1.8

					Separate	Separate
				General	accounts with	accounts		Percent
				account	guarantees	nonguaranteed	Total	of total
C.	Deposit-type contracts (no life contingencies):
	(1)		Subject to discretionary withdrawal:
		a.	With market value adjustment	$490.2	$—	$—	$490.2	9.1%
		b.	At book value less current surrender charge of 5% or more	—	—	—	—	—
		c.	At fair value	—	—	—	—	—
		d.	Total with market value adjustment or at fair value (total of a-c)	490.2	—	—	490.2	9.1
		e.	At book value without adjustment (minimal or no charge or adjustment)	306.5	—	—	306.5	5.7
	(2)		Not subject to discretionary withdrawal	4572.7	—	—	4572.7	85.2

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

(3)	Total (gross: direct + assumed)	5369.4	—	—	5369.4	100.0%
(4)	Reinsurance ceded	306.5	—	—	306.5
(5)	Total net (3) - (4)	$5062.9	$—	$—	$5062.9
(6)	Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In millions of dollars, except per share data)

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

						Separate account - guaranteed and
			General account			nonguaranteed
						Account	Cash
			Account value	Cash value	Reserve	value	value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans;
	(1)	Term policies with cash value	$—	$26.8	$2.5	$—	$—	$—
	(2)	Universal life	94.4	92.7	98.8	—	—	—
	(3)	Universal life with secondary guarantees	—	—	0.2	—	—	—
	(4)	Indexed universal life	799.8	771.4	786.3	—	—	—
	(5)	Indexed universal life with secondary guarantees	—	—	—	—	—	—
	(6)	Indexed life	—	—	—	—	—	—
	(7)	Other permanent cash value life insurance	—	1.6	1.7	—	—	—
	(8)	Variable life	—	—	—	—	—	—
	(9)	Variable universal life	6.5	6.4	6.5	38.6	38.6	38.5
	(10)	Miscellaneous reserves	—	—	—	—	—	—
B.	Not subject to discretionary withdrawal or no cash values
	(1)	Term policies without cash value	XXX	XXX	0.2	XXX	XXX	—
	(2)	Accidental death benefits	XXX	XXX	XXX	XXX	XXX	—
	(3)	Disability - active lives	XXX	XXX	XXX	XXX	XXX	—
	(4)	Disability - disabled lives	XXX	XXX	0.1	XXX	XXX	—
	(5)	Miscellaneous reserves	XXX	XXX	XXX	XXX	XXX	—
C.	Total (gross: direct + assumed)		900.8	898.9	898.9	38.6	38.6	38.5
D.	Reinsurance ceded		18.1	46.1	25.9	38.6	38.6	38.5
E.	Total (net) (C) - (D)		$882.7	$852.7	$870.6	$—	$—	$—

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Reserves for life and annuity contracts increased from 2021 to 2022 as premium inflow from new sales outpaced benefit outflows. There are $18,650 and $18,194 of supplementary contracts with life contingencies included in the table above in 2022 and 2021, respectively.

The Company is a member of the FHLB. Through its membership, the Company has conducted business activity with the FHLB. It is part of the Company’s strategy to utilize these funds to achieve a spread over the attendant borrowing costs.

The table below indicates collateral pledged related to the membership agreement with the FHLB as of December 31, 2022 and 2021, respectively:

	2022	2021
Collateral held in FHLB custody account	$6,129,889	5,031,938

The amount of collateral to admitted assets is 24.2% and 19.6%, in 2022 and 2021 respectively:

The fair value of maximum collateral pledged during 2022 and 2021 is $5,124,410 and $5,062,432, respectively.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

Information regarding the liabilities related to the membership agreement with the FHLB as of December 31, 2022 and 2021 is as follows:

	2022
	General	Separate
	Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$4,150,000	—	4,150,000
Other	25,000	—	25,000
Aggregate total	$4,175,000	—	4,175,000
Policyholder liabilities related to FHLB	$3,906,474	—	3,906,474
Maximum amount of borrowing reported:
Funding Agreement	$4,150,000	—	4,150,000
Other	25,000	—	25,000
Aggregate total	$4,175,000	—	4,175,000

	2021
	General	Separate
	Account	Account	Total
Borrowing from FHLB:
Funding Agreement	$4,300,000	—	4,300,000
Other	25,000	—	25,000
Aggregate total	$4,325,000	—	4,325,000
Policyholder liabilities related to FHLB	$4,006,323	—	4,006,323
Maximum amount of borrowing reported:
Funding Agreement	$4,300,000	—	4,300,000
Other	25,000	—	25,000
Aggregate total	$4,325,000	—	4,325,000

The Company does not have prepayment obligations under debt, funding agreements, or other borrowing.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(12)	Separate Accounts

The Company’s separate accounts relate to variable individual annuities (in run-off), supplemental contracts, individual private placement funding agreements, and private placement variable universal life insurance products. The Company has $783,986 and $758,229 of assets legally insulated from the general account as of December 31, 2022 and 2021, respectively. The Company has no non-insulated assets as of December 31, 2022 and 2021, respectively. Information regarding the separate accounts of the Company are as follows:

	2022	2021
Premiums, considerations or deposits	$562	562

Reserves at December 31, for accounts with assets at
Fair value	$641,835	641,581
Contract value	142,151	116,648
Total reserves	$783,986	758,229

Reserves with withdrawal characteristics at fair value	$62,773	84,266
Not subject to discretionary withdrawal	721,213	673,963
Total reserves	$783,986	758,229

Fees paid by the separate accounts associated with investment management and administration of the separate accounts was $1,617 and $1,578 at December 31, 2022 and 2021, respectively. There were no amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements or amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31, 2022 and 2021.

(13)	Capital and Surplus

As of December 31, 2022 and 2021, the Company has 2,500 authorized shares of common stock, with a par value of $1,500 per share and 2,000 shares issued and outstanding.

The Company did not receive capital contributions from EquiTrust Holdings LLC during 2022 and 2021. There is no capital contribution accrued as of December 31, 2022 and 2021. The Company is subject to statutory and regulatory restrictions imposed by the Arizona Department of Insurance on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Arizona law, cash dividends may be paid only from unassigned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve month period is the greater of (1) 10% of its statutory surplus, or (2) net gain from operations provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s annual statement, unless written approval is obtained from the Arizona Department of Insurance granting a greater amount (extraordinary dividend). The Company may declare an

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

ordinary dividend to shareholders without prior approval from the Arizona Department of Insurance in the amount of up to $308,473 in 2023.

The ability of the Company to pay future dividends is dependent on business conditions, income, cash requirements of the Company, and other relevant factors.

(14)	Commitments and Contingencies

(a)	Lease Commitments

The Company leases office space in four locations. A ten year lease extension for an office in West Des Moines was signed on August 29, 2016 and the new payment terms took effect on January 1, 2017. A ten year lease for an office in Chicago was signed on January 11, 2016. On July 23, 2020, a second amendment to the Chicago lease was signed to include additional office space, which runs co-terminus with the original space. A five year lease for an office in Santa Monica was signed on May 10, 2018. A three year lease for a second office in West Des Moines was signed on November 1, 2019. Rent expense under these leases totaled $1,205 and $1,124 in 2022 and 2021, respectively.

At December 31, 2022, the minimum aggregate future lease commitments of $3,500 are summarized as follows:

Operating
Year ended December 31	leases
2023	$1,129
2024	726
2025	737
2026	749
2027 and thereafter	159
Total	$3,500

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(b)	Capital Funding Commitments

The Company has future outstanding commitments to fund or make certain additional investments to issuers of debt and equity investments. The table below provides additional information regarding the outstanding commitments:

2022 – Open
Commitments
LCN North American Fund II LP	$7,085
LCN North American Fund III LP	8,147
LCN European Fund II, LP	2,929
JLC Infrastructure Fund	61,142
GEMI Owner LLC	2,737
Benefit Street Partners	17,002
BAART Programs	14,771
Global K9 DTL	2,750
EXO Group Holdings DTL	5,000
Odin Construction Solutions DTL	10,148
Dallas Plastics	4,780
Other	5,889
Total	$142,380

(c)	Other Contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. There were no guaranty fund assessments in 2022 and 2021. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

(d)	Litigation

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2022 and 2021.

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

(15)	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2022 annual statement, management identified presentation differences in the statutory statements of operations that are included in the accompanying statutory financial statements. Management had presented net transfers on coinsurance ceded in other expenses in the statutory statements of operations instead of as a reduction in premiums and other considerations. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2022 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory statements of operations:
Revenues:
Net transfers on coinsurance ceded	$—	(330,661)
Total revenues:	2,971,676	2,641,015
Benefits and expenses:
Net transfers on coinsurance ceded	330,661	—
Total benefits and expenses:	2,626,624	2,295,963

Subsequent to the filing of the 2021 annual statement, management identified differences in admitted assets, changes in capital and surplus, and cash flow that are included in the accompanying statutory financial statements.

In 2021, Management had presented dividends receivable from ET IHL II separately from payable to affiliates in the statutory statement of admitted assets, liabilities, and capital and surplus. In addition, Management identified non-cash transactions that were included in the statutory statement of cash flow instead of as supplemental disclosures of non-cash transactions. A reconciliation of presentation as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2021 follows:

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

	Annual	Statutory Audit
	Statement	Report
Statutory statements of admitted assets, liabilities, and capital and surplus:
Admitted assets:
Receivables from parent, subsidiaries and affiliates	$198,031	631
Total admitted assets	25,685,496	25,488,096
Liabilities, capital and surplus:
Payable to affiliates	500,443	303,043
Total liabilities	24,053,706	23,856,306
Total liabilities, capital and surplus	25,685,496	25,488,096

Statutory statements of cash flow:
Cash flow from investing activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	$5,903,086	5,913,830
Stocks	52,693	61,073
Other invested assets	146,735	117,578
Total proceeds from sales, maturities or repayments of investments	6,645,601	6,635,567
Cost of investments acquired:
Bonds	(6,777,007)	(6,865,112)
Other invested assets	(205,647)	(169,055)
Miscellaneous applications	(204,960)	(175,803)
Total cost of investments acquired	(9,274,784)	(9,245,627)

EQUITRUST LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(In thousands of dollars, except per share data)

The correction in 2021 discussed in Note 2(o) was recorded in the accompanying statutory financial statements as an adjustment to deferred income taxes and non-admitted assets as of January 1, 2021 with a corresponding reduction to the Company’s capital and surplus as of January 1, 2021 which is different from the annual statement. A reconciliation of the impacted accounts as reported in the annual statement to the amounts included in the accompanying statutory financial statements as of and for the year ended December 31, 2021 follows:

	Annual	Statutory Audit
	Statement	Report
Statutory Statements of Changes in Capital and Surplus
Correction of an error	$—	$(300,649)
Change in deferred income taxes	17,600	(62,319)
Change in non-admitted assets	696	381,264

(16)	Subsequent Events

Management has evaluated events subsequent to December 31, 2022 through May 17, 2023, the date these financial statements were available to be issued.

SUPPLEMENTAL SCHEDULES

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2022

(In thousands of dollars)

The following is a summary of certain financial data included in other exhibits and schedules and utilized by actuaries in the determination of reserves.

Investment Income Earned (excluding amortization of IMR):
Government bonds	$604
Other bonds (unaffiliated)	873,643
Bonds affiliates	—
Preferred stocks (unaffiliated)	20,944
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	21,196
Common stocks of affiliates	—
Mortgage loans	162,311
Real estate	155
Premium notes, policy loans, and liens	454
Collateral loans (not included in codification)	—
Cash on hand and on deposit	—
Short-term investments	58,145
Other invested assets	99,148
Derivative instruments	(83,131)
Assumed investment income	7,910
Ceded investment income	(151,427)
Aggregate write-ins for investment income	1,441
Total gross investment income (excluding amortization of IMR)	$1,011,393

Real estate owned (book value less encumbrances)	$—
Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	619,030
Commercial mortgages	3,165,331
Total mortgages loans	$3,784,361

Mortgage loans by standing (book value):
Good standing	$3,578,875
Good standing with restructured terms	193,886
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	11,600
Total mortgages loans	$3,784,361

Other long-term assets (statement value)	$412,660
Collateral loans	781,316

Bonds and stocks of parents, subsidiaries, and affiliates (book value):
Bonds	$—
Preferred stocks	—
Common stocks	—

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2022

(In thousands of dollars)

Bonds and short-term investments by class and maturity

Bonds and short-term investments by maturity (statement value):
Due within one year	$1,673,034
Over 1 year through 5 years	3,606,367
Over 5 years through 10 years	6,081,145
Over 10 years through 20 years	4,554,060
Over 20 years	2,512,821
Total by maturity	$18,427,427

Bonds and short-term investments by class (statement value):
Class 1	$8,787,111
Class 2	8,030,780
Class 3	1,492,465
Class 4	116,961
Class 5	100
Class 6	10
Total by class	$18,427,427

Total bonds publicly traded	$7,206,732
Total bonds privately placed	11,220,695
Preferred stocks (statement value)	244,882
Common stocks (fair value)	279,830
Cash, cash equivalents and short-term investments (book value)	1,651,357
Financial options owned (current value)	122,266
Financial options written and in-force (current value)	—
Financial futures contracts open (current value)	9,245

Life insurance in-force:
Industrial	$—
Ordinary	1,136
Credit life	—
Group life	—

Amount of accidental death insurance in-force under ordinary policies	$—

Life insurance policies with disability provision in-force:
Industrial	$—
Ordinary	47
Credit life	—
Group life	—

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$—
Income payable	26,995

Ordinary – involving life contingencies:
Income payable	$1,636

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Schedule of Assets and Liabilities

December 31, 2022

(In thousands of dollars)

Group – not involving life contingencies:
Amount on deposit	$—
Income payable	3,129

Group – involving life contingencies:
Income payable	$181

Annuities:
Ordinary:
Immediate – amount of income payable	$56,531
Deferred – fully paid account balances	7,576,391
Deferred – not fully paid account balances	6,179,402

Group:
Amount of income payable	$4,916
Deferred – fully paid account balances	1,255,648
Deferred – not fully paid account balances	349,250

Accidental and health insurance – premiums in force:
Ordinary	$—
Group	—
Credit	—

Deposit-funds and dividends accumulations:
Deposit-funds – account balance	$—
Dividend accumulations – account balance	—

Claim payments 2019:
Group accident health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—

Other accident and health:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—

Other coverages that use developmental methods to calculate claim reserves:
2019	$—
2018	—
2017	—
2016	—
2015	—
Prior	—
See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2022

(In thousands of dollars)

			Admitted assets as reported
	Gross investment holdings		in the annual statement
	Amount	Percentage	Amount	Percentage
Long-term Bonds:
U.S. governments	$120,429	0.5%	$120,429	0.5%
All other governments	249	0.0%	249	0.0%
U.S. states, territories and possessions, etc. guaranteed	11,129	0.0%	11,129	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	132,066	0.5%	132,066	0.5%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	3,101,113	12.5%	3,101,113	12.5%
Industrial and miscellaneous	13,198,455	53.3%	13,198,455	53.3%
Hybrid securities	130,329	0.5%	130,329	0.5%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated bank loans	648,907	2.6%	648,907	2.6%
Total long-term bonds	17,342,677	70.1%	17,342,677	70.1%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	244,882	1.0%	244,882	1.0%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	244,882	1.0%	244,882	1.0%
Common stocks:
Industrial and miscellaneous - publicly traded (unaffiliated)	250,346	1.0%	250,346	1.0%
Industrial and miscellaneous - other	29,484	0.1%	29,484	0.1%
Parent, subsidiaries and affiliates - publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates - other	—	0.0%	—	0.0%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	279,830	1.1%	279,830	1.1%
Mortgage loans:
Farm mortgages	—	0.0%	—	0.0%
Residential mortgages	619,029	2.5%	619,029	2.5%
Commercial mortgages	3,126,832	12.6%	3,126,832	12.6%
Mezzanine real estate loans	38,500	0.2%	38,500	0.2%
Valuation allowance	(6,015)	0.0%	(6,015)	0.0%
Total mortgage loans	3,778,346	15.3%	3,778,346	15.3%
Real estate
Properties occupied by company	—	0.0%	—	0.0%
Properties held for production of income	—	0.0%	—	0.0%
Properties held for sale	2,419	0.0%	2,419	0.0%
Total real estate	2,419	0.0%	2,419	0.0%
Cash, cash equivalents and short-term investments:
Cash	43,085	0.2%	43,085	0.2%
Cash equivalents	523,522	2.1%	523,522	2.1%
Short-term investments	1,084,750	4.4%	1,084,750	4.4%
Total cash, cash equivalents and short-term investments:	1,651,357	6.7%	1,651,357	6.7%
Contract loans	7,263	0.0%	7,263	0.0%
Derivatives	131,511	0.5%	131,511	0.5%
Other invested assets	1,194,001	4.8%	1,194,001	4.8%
Receivables for securities	94,565	0.4%	94,565	0.4%
Securities lending	—	0.0%		0.0%
Real estate profit sharing receivable	25,800	0.1%	25,800	0.1%
Total invested assets	$24,752,651	99.9%	$24,752,651	99.9%

See accompanying independent auditors’ report.

(Continued)

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2022

(In thousands of dollars)

The Company’s total admitted assets excluding separate account assets were $25,286,123 and $24,729,867 as filed in the 2022 and 2021 annual state69-70ment, respectively.

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks at December 31, 2022 by NAIC rating are as follows:

Bonds			Preferred stocks
		Percentage			Percentage
		of total			of total
NAIC Rating	Amount	Admitted	NAIC Rating	Amount	Admitted
NAIC-1	$7,701,361	30.5%	P/ RP-1	$55,400	0.2%
NAIC-2	8,031,780	31.8	P/ RP-2	189,482	0.7
NAIC-3	1,492,465	5.9	P/ RP-3		—
NAIC-4	116,961	0.5	P/ RP-4		—
NAIC-5	100	—	P/ RP-5		—
NAIC-6	10	—	P/ RP-6		—

The Company holds admitted assets in foreign investments of approximately $2,069,103 or 8.2% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in foreign investments, at December 31, 2022 by NAIC rating were as follows:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1	$2,047,751	8.1%
Countries rated NAIC-2	21,352	0.1
Countries rated NAIC-3 and below	—	—
	$2,069,103	8.2%

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2022

(In thousands of dollars)

The largest foreign investment exposures in a single country categorized by NAIC sovereign rating:

		Percentage
		of total
		admitted
	Amount	assets
Countries rated NAIC-1
Country: Cayman Islands	$1,282,724	5.1%
Country: United Kingdom	238,500	1.0
Countries rated NAIC-2
Country: Mexico	21,352	0.1
Country: None	—	—
Countries rated NAIC-3 or below
None	—	—

The ten largest nonsovereign (i.e., nongovernmental) foreign issues:

			Percentage
			of total
			admitted
Issuer	NAIC Rating	Amount	assets
LCN European	1	$142,216	0.6%
British Telecom	2	72,827	0.3%
1769 Funding Inc.	2	52,493	0.2
Deutsche Telekom	2	46,340	0.2
HSBC Holdings PLC	2	41,459	0.2
Talon I LTD	2	40,102	0.2
Cooperative Rabobank	2	35,147	0.1
Barclays PLC	2	30,637	0.1
Telifonica Emisiones SAU	2	27,726	0.1
Anglo American Capital	2	26,350	0.1

The Company holds Canadian investments of approximately $103,266 or 0.4% of total admitted assets; therefore, detail is not provided.

The Company holds no assets with contractual sales restrictions; therefore, detail is not provided.

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2022

(In thousands of dollars)

The ten largest equity interests:

		Percentage
		of total
		admitted
Issuer	Amount	assets
FHLB	$176,025	0.7%
MC Credit Fund II	85,835	0.3
1543 Captial Management	40,331	0.2
Angel Oak Real Estate Fund	48,751	0.2
JLC Infrastructure Fund I LP	40,379	0.2
Project Submarine	35,102	0.1
Greywolf Capital Management, LP	24,281	0.1
College Avenue Student Loans Trust	20,330	0.1
Cleveland Avenue F&B Fund I	17,785	0.1
Elmwood Warehouse	16,718	0.1

The Company holds no assets in general partnership interests; therefore, detail is not provided.

The Company holds mortgage loans of approximately $3,778,346 or 14.9% of total admitted assets; Information regarding the Company’s ten largest aggregate mortgage interests at December 31, 2022 is as follows:

			total admitted
Borrower	Type	Amount	assets
Scotio Exchange, LLC	Commercial	$55,800	0.2%
OTC Apartments I, LP	Commercial	52,500	0.2
RLIF Pine Hill SPE LLC	Commercial	52,200	0.2
Valley View Holdings, LLC	Commercial	48,712	0.2
Pillar at 56 North Apartments	Commercial	47,352	0.2
Rock Ranch, LLC	Commercial	45,000	0.2
Ten Twenty-Two, LLC	Commercial	44,000	0.2
The Linx Club, LLC	Commercial	44,000	0.2
Carmel Woods Apartments, LLC	Commercial	39,500	0.2
Beach Canalside Lofts, LLC	Commercial	38,073	0.2

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2022

(In thousands of dollars)

Aggregate mortgage loans have the following loan-to-value ratios as determined from the most recent appraisal as of the audited statement date:

Loan-value	Residential		Commercial		Agricultural
Above 95%	$—	—%	$—	—%	$—	—%
91% to 95%	—	—	—	—	—	—
81% to 90%	23,898	0.1	—	—	—	—
71% to 80%	328,013	1.3	243,938	1.0	—	—
Below 70%	267,119	1.1	2,921,393	11.6	—	—

The Company holds no investments in real estate; therefore detail is not provided.

The Company holds investments in mezzanine real estate loans of $133,859 or 0.5% of total admitted assets; therefore, detail is not provided.

Amounts and percentage of the Company’s total admitted assets subject to the following types of agreements:

Percentage
	December 31,	of total	At end of each quarter (unaudited)
	2020	admitted	1st Qtr	2nd Qtr	3rd Qtr
	amount	assets	amount	amount	amount
Reverse repurchase agreements	$125,000	0.5%	$—	—	—

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for swaps and forwards are as follows:

	Owned
		Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Swaps and forwards	Amount	assets	amount	amount	amount
Hedging	$2,920	—%	$1,228	1,124	1,139
Replications	—	—	—	—	—
Other	—	—	91	—	1,649

EQUITRUST LIFE INSURANCE COMPANY

Supplemental Investment Risk Interrogatories

December 31, 2022

(In thousands of dollars)

The amounts and percentages of potential exposure (defined as the amount determined in accordance with the NAIC Annual statement Instructions) for futures are as follows:

Owned
Percentage
		of total	At end of each quarter (unaudited)
		admitted	1st Qtr	2nd Qtr	3rd Qtr
Futures	Amount	assets	amount	amount	amount
Other	$—	—%	$—	—	—

See accompanying independent auditors' report

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:	N/A

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2022

Yes ☐ No ☐ N/A ☒

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Has the insured
event(s)
triggering
contract
coverage been
Type of contract:	Response:		Identify reinsurance contract(s):	recognized?

Assumption reinsurance – new for the reporting period	Yes ☒	☐ No	N/A	N/A

Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☒	☐ No	N/A	Yes ☐ No ☐ N/A ☒

EQUITRUST LIFE INSURANCE COMPANY

Reinsurance Risk Interrogatories

December 31, 2022

5.	Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors' report